     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 1999



                                                     1933 ACT FILE NO. 333-72341

                                                      1940 ACT FILE NO. 811-5482
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      [X] PRE-EFFECTIVE AMENDMENT NO. 1

      [ ] POST-EFFECTIVE AMENDMENT NO.

                                      AND

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940

      [X] AMENDMENT NO. 10


                            KEMPER HIGH INCOME TRUST
                 EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER

                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (NUMBER, STREET, CITY, STATE, ZIP CODE)

                                 (312) 781-1121
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                               PHILIP J. COLLORA
                        SCUDDER KEMPER INVESTMENTS, INC.
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
    NAME AND ADDRESS (NUMBER, STREET, STATE, ZIP CODE) OF AGENT FOR SERVICE

                                   COPIES TO:


              ROBERT W. HELM, ESQ.                             THOMAS A. HALE, ESQ.
             DECHERT PRICE & RHOADS              SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
             1775 EYE STREET, N.W.                            333 WEST WACKER DRIVE
                   SUITE 1100                                       SUITE 2100
          WASHINGTON, D.C. 20006-2401                        CHICAGO, ILLINOIS 60606


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM     PROPOSED MAXIMUM
         TITLE OF SECURITIES              AMOUNT BEING      OFFERING PRICE PER   AGGREGATE OFFERING       AMOUNT OF
          BEING REGISTERED                 REGISTERED            UNIT(1)              PRICE(1)       REGISTRATION FEE(1)
-------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest (par
  value $.01 per share)..............   8,003,074 shares         $9.5625            $76,529,395            $21,275
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------



 (1) $22,182 previously paid. Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low sales prices for the Fund's shares reported on the New York Stock Exchange on March 15, 1999.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            KEMPER HIGH INCOME TRUST
                             CROSS-REFERENCE SHEET

PART A

ITEM NO.                    CAPTION                            LOCATION IN PROSPECTUS
--------                    -------                            ----------------------
   1.      Outside Front Cover......................  Front Cover Page
   2.      Inside Front and Outside Back Cover
           Page.....................................  Front Cover Page
   3.      Fee Table and Synopsis...................  Prospectus Summary; Fee Table
   4.      Financial Highlights.....................  Financial Highlights
   5.      Plan of Distribution.....................  Front Cover Page; Prospectus Summary; The
                                                      Offer; Dividends and Distributions:
                                                      Dividend Reinvestment and Cash Purchase
                                                      Plan
   6.      Selling Shareholders.....................  Not Applicable
   7.      Use of Proceeds..........................  Prospectus Summary; Use of Proceeds
   8.      General Description of the Registrant....  Front Cover Page; Prospectus Summary;
                                                      Financial Highlights -- Portfolio
                                                      Characteristics and Composition; Trading
                                                      and Net Asset Value Information; The
                                                      Offer; Description of Shares of
                                                      Beneficial Interest; Investment
                                                      Objectives and Policies; Other Investment
                                                      Policies; Risk Factors and Special
                                                      Considerations
   9.      Management...............................  Prospectus Summary; Management of the
                                                      Fund; Custodian, Transfer Agent, Dividend
                                                      Disbursing Agent and Registrar
  10.      Capital Stock, Long-Term Debt, and Other
           Securities...............................  Front Cover Page; Description of Shares
                                                      of Beneficial Interest; Information
                                                      Regarding Senior Securities; Dividends
                                                      and Distributions: Dividend Reinvestment
                                                      and Cash Purchase Plan; Federal Taxation
  11.      Defaults and Arrears on Senior
           Securities...............................  Not Applicable
  12.      Legal Proceedings........................  Not Applicable
  13.      Table of Contents of the Statement of
           Additional Information...................  Table of Contents of Statement of
                                                      Additional Information

PART B

ITEM NO.                    CAPTION                   LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
--------                    -------                   -----------------------------------------------
  14.      Cover Page...............................  Cover Page
  15.      Table of Contents........................  Table of Contents
  16.      General Information and History..........  Not Applicable
  17.      Investment Objective and Policies........  Additional Information About Investments and
                                                      Investment Techniques; Investment Restrictions
  18.      Management...............................  Management

ITEM NO.                    CAPTION                   LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
--------                    -------                   -----------------------------------------------
  19.      Control Persons and Principal Holders of
           Securities...............................  Ownership of Shares; Prospectus: Description of
                                                      Beneficial Shares
  20.      Investment Advisory and Other Services...  Management; Prospectus: Management of the Fund;
                                                      Prospectus: Custodian, Transfer Agent, Dividend
                                                      Disbursing Agent and Registrar; Prospects:
                                                      Accountants
  21.      Brokerage Allocation and Other
           Practices................................  Portfolio Transactions; Prospectus: Portfolio
                                                      Trading
  22.      Tax Status...............................  Taxation
  23.      Financial Statements.....................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            KEMPER HIGH INCOME TRUST


                    8,003,074 SHARES OF BENEFICIAL INTEREST

                        ISSUABLE UPON EXERCISE OF RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES


     Kemper High Income Trust (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of beneficial interest of the Fund. For every three Rights that you receive, you may buy one new Fund share. You will receive one Right for each outstanding Fund share you own on March 23, 1999 (the "Record Date"). If you receive less than three Rights in total, you will be entitled to buy one new share. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering (the "Offer" or the "Offering"), subject to the limitations discussed in this prospectus.



     The Rights are transferable and will be listed for trading on the New York Stock Exchange ("NYSE") under the symbol "KHI.RT." The Fund's shares of beneficial interest are listed, and the shares issued in this Offer will be listed, on the NYSE under the symbol "KHI." On March 19, 1999, the last reported net asset value per share of the Fund's shares was $8.83 and the last reported sales price of a share on the NYSE was $9.38.



     THE PURCHASE PRICE PER SHARE WILL BE $8.30 (THE "SUBSCRIPTION PRICE"). THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 16, 1999, UNLESS THE OFFER IS EXTENDED AS DESCRIBED IN THIS PROSPECTUS (THE "EXPIRATION DATE").



                                                              Per Share       Total
                                                              ---------       -----
Subscription Price..........................................    $8.30      $66,425,514
Sales Load..................................................    $0.31      $ 2,490,957
Proceeds to Fund............................................    $7.99      $63,934,557



     The Fund is a diversified, closed-end management investment company. The Fund's primary investment objective is to seek the highest current income obtainable consistent with reasonable risk as determined by the Fund's investment manager (the "Manager"). As a secondary objective, the Fund seeks capital gains where consistent with its primary investment objective. Scudder Kemper Investments, Inc. serves as the Manager.



     As a matter of fundamental policy, in normal circumstances, the Fund invests at least 65% of its assets in securities that provide the potential to result in high income for the Fund but which have speculative characteristics such as lower credit quality, currency exchange risk, liquidity constraints and/or risk associated with related options and hedging activities. Under normal market conditions, the Fund invests primarily in high-yield, high risk securities (commonly known as "junk bonds"). These securities have special risks including greater market price volatility, an increased likelihood that payments owed to the Fund will not be made, and possible difficulty in selling such securities. These securities are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. The Fund has the ability and intends to use leverage for investment purposes. Leverage creates the opportunity for increased income and capital gains for shareholders, but at the same time it creates special risks. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 34 OF THIS PROSPECTUS FOR A MORE COMPREHENSIVE DISCUSSION OF RISKS. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objectives.



     As a result of the Offer you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund from each new share sold may be less than the Fund's net asset value per share on the Expiration Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. This dilution will disproportionately affect you if you do not exercise your Rights in full. If you do not exercise your Rights you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would be the case if you exercised your Rights. The Fund cannot state precisely the extent of any dilution at this time because the Fund does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- Dilution."



     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     In connection with this Offering, PaineWebber Incorporated (the "Dealer Manager") may, but is not obligated to, effect transactions designed to keep the market price of the Rights and the shares higher than they might otherwise be without such trading. Such transactions may be effected on the NYSE or elsewhere. Such stabilizing, if commenced, may be discontinued at any time. There can be no assurance that such transactions, if effected, will be able to keep the market price of the Rights and the shares higher than they might otherwise be without such trading. Prior to the expiration of the Offer, the Dealer Manager may offer shares of beneficial interest, including shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this prospectus.


     This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated March 22, 1999 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. A copy of the SAI, the table of contents of which appears on page 46 of this prospectus, may be obtained without charge by contacting the Fund at (800) 877-8759 ext. 113.

                            ------------------------
                            PAINEWEBBER INCORPORATED
                            ------------------------

                 THE DATE OF THIS PROSPECTUS IS MARCH 22, 1999

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.


PURPOSE OF THE OFFER


     The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so the Fund may be in a better position to take advantage of investment opportunities and increase the diversification of its portfolio while achieving other net benefits to the Fund.


     In reaching its decision to approve the Offer, the Board of Trustees was advised by the Manager that the availability of new funds would enable the Fund to pursue attractive investments without selling portfolio securities. The Manager believes, that, as a result of historically wide high yield premiums over Treasuries in a strong and growing economy, there exists an opportunity for the Fund to realize higher relative yields than have been available in many years. In addition, the Board of Trustees considered that a rights offering could result in more liquidity in the Fund's shares, would give shareholders the opportunity to purchase shares of the Fund at a price below market value and/or net asset value, and may increase the level of market interest in the Fund. The Board of Trustees also believes that the transferability of the Rights may attract new investors, broadening the Fund's shareholder base. The Board also believes that this Offer may result in a nominal decrease in the Fund's operating expense ratio because the Fund's fixed costs can be spread over a larger asset base.



     The Board of Trustees considered the impact of the Offer on the Fund's ability to maintain, subject to market conditions, a relatively stable level of distributions. Based on information about current market conditions and available leverage opportunities provided by the Manager, the Board of Trustees believes that the Offer will not result in a change in the Fund's current level of dividends for the foreseeable future.



IMPORTANT TERMS OF THE OFFER

Total number of shares offered:                          8,003,074
Number of transferable Rights issued to each
  shareholder:                                           One right for each whole share owned on the
                                                         Record Date
Subscription ratio:                                      One share for every three Rights
Subscription price:                                      $8.30 per share


IMPORTANT DATES TO REMEMBER:


EVENT                                                            DATE
-----                                                     -------------------
Record Date.............................................       March 23, 1999
Subscription Period.....................................       March 23, 1999
                                                            to April 16, 1999*
Expiration Date.........................................       April 16, 1999*
Subscription Certificates and Payment for Shares Due+...       April 16, 1999*
Notice of Guaranteed Delivery Due+......................       April 16, 1999*
Payment for Guarantees of Delivery Due..................       April 21, 1999*
Confirmation Mailed to Participants.....................       April 28, 1999*


---------------

*  Unless the Offer is extended.


+ A shareholder exercising Rights must deliver either (i) a Subscription Certificate and payment for shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date.


     Shares of beneficial interest of the Fund are expected to trade on the NYSE with due bills attached from March 19, 1999 through March 24, 1999. You are encouraged to contact your broker, bank or financial adviser about your ability to participate in the Offer if you anticipate purchase or sale activity during such period.

OVER-SUBSCRIPTION PRIVILEGE


     Shareholders on the Record Date who fully exercise all of the Rights issued to them are entitled to buy those shares that were not bought by other Rights holders. If enough shares are available, all shareholder requests to buy shares that were not bought by other holders will be honored in full. If these requests for shares exceed the shares available, the available shares will be allocated pro rata among those Record Date shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.


METHOD OF EXERCISING RIGHTS


     Except as described below, Subscription Certificates evidencing the Rights will be sent to Record Date shareholders or their nominees (the "Subscription Certificates"). If you wish to exercise your Rights, you may do so in the following ways:



     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver the completed and signed Subscription Certificate with payment in full to Boston EquiServe at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.



     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date of the Offer. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received on or before the Expiration Date of the Offer.


SALE OF RIGHTS

     The Rights are transferable until the Expiration Date of the Offer. The Rights will be listed for trading on the NYSE. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist. However, no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date of the Offer.

OFFERING FEES AND EXPENSES


     The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for shares issued pursuant to the Offer. The Dealer Manager will pay a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights, as described in this prospectus. Other Offering expenses incurred by the Fund are estimated at $500,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offer.


FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States. Foreign shareholders will receive written notice of the Offer, and their Rights will be held or transferred as set forth in this prospectus.

USE OF PROCEEDS


     The estimated net proceeds of the Offer are approximately $63,434,557. This figure is based on the Subscription Price of $8.30 per share and assumes all 8,003,074 shares offered are sold and that Offering expenses estimated at approximately $500,000 are paid. The Manager anticipates that the Fund will take up to thirty days to invest these proceeds in accordance with the Fund's investment objectives and policies under current market conditions. The proceeds of the Offer will be held in U.S. Government securities and other high-quality, short-term money market instruments until they are invested. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund's goal of high current income.

FURTHER INFORMATION

     Please direct all questions or inquiries relating to the Offer to the
                                    Fund's information agent as follows:


                           Shareholder Communications Corporation


                           17 State Street


                           New York, New York 10004


                           (800) 618-7826


                           Banks and Brokers should call:


                           (800) 877-8579 ext. 113


     You may also contact your brokers or nominees for information.

INFORMATION REGARDING THE FUND


     The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's primary investment objective is to seek through a professionally managed, diversified portfolio of income-producing securities, the highest current income obtainable consistent with reasonable risk as determined by the Manager. As a secondary objective, the Fund seeks capital gains where consistent with its primary objective. The Fund seeks to achieve its objectives by investing its assets in a broad range of income-producing securities, such as U.S. corporate fixed income securities, bonds and other obligations of the U.S. Government and foreign governments, which may be denominated in foreign currencies, and other income-producing securities. These securities may or may not be rated. Under normal market conditions, the Fund invests primarily in lower grade fixed income securities. The Fund may purchase and sell options on fixed income securities and on indices based on fixed income securities. The Fund may also engage in interest rate, foreign currency and other hedging transactions. Information regarding the Fund's portfolio characteristics and composition as of February 28, 1999 is set forth on page 9 of this prospectus.


INFORMATION REGARDING THE MANAGER

     The Manager, including certain of its predecessors, has served as investment manager to the Fund since the Fund's inception. The Manager is one of the largest and most experienced investment management firms in the United States. The Manager provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


     The Fund pays the Manager a management fee equal on an annual basis to 0.85% of the Fund's average weekly net assets up to $250 million, and 0.75% of such assets in excess of $250 million. Because the Manager's fee is based on the average weekly net assets of the Fund, the Manager will benefit from an increase in the Fund's assets resulting from the Offer. See "MANAGEMENT OF THE FUND".


RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following summarizes some of the matters that you should consider before investing in the Fund through this Offer.


     Dilution. As a result of the Offer you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share and/or the net proceeds to the Fund from each new share sold may be less than the Fund's net asset value per share on the Expiration Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. This dilution will disproportionately affect you if you do not exercise your Rights in full. If you do not exercise your Rights you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would be the case if you exercised your Rights. The Fund cannot state precisely the extent of any dilution at this time because the Fund does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised.



     If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this prospectus. The cash you receive from transferring your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. Therefore, if you do not intend to exercise your Rights, you should sell your Rights. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any value. For a more detailed discussion about dilution, please refer to "RISK FACTORS AND SPECIAL CONSIDERATIONS -- Dilution."


     Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations.


     "High-Yield," High Risk Investments. Some of the securities offering the high current income sought by the Fund will be rated in the lower rating categories of recognized rating agencies or will be unrated. The rating agencies generally regard such securities as predominantly speculative with respect to their capacity to pay interest and repay principal, and riskier than securities in the higher rating categories. The values of such securities tend to be more volatile and tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Additionally, such securities are frequently subordinated to the prior payment of senior indebtedness and have a higher risk for non-payment of interest or principal than higher grade securities. In addition, the trading market for high-yield, high risk securities is generally less liquid than the market for higher rated securities. As of February 28, 1999, 96% of the market value of the Fund's total investments was represented by fixed-income securities regarded by the rating agencies as below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P")) or unrated securities of comparable quality.



     Risk of Leverage. Leverage creates the opportunity for greater total returns, but at the same time involves certain risks. Leverage increases the volatility and exaggerates increases or decreases in the net asset value of the Fund. If the investment performance of the proceeds of any leverage fails to cover the interest or dividends payable on such capital, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage.



     At the date of this prospectus, the Fund intends, but is not committed, to add incremental leverage after the date of this prospectus. Inability to increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings, distributions and net asset value.


     Dividends and Distributions. Based on current market condition information provided by the Manager, the Board of Trustees believes that the Offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future. However, there can be no assurance that the Fund will be able to maintain its current level of dividends per share, and the Board of Trustees may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions.


     Year 2000. Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 (Y2K) Issue. Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Manager has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.


     YOU SHOULD CAREFULLY CONSIDER YOUR ABILITY TO ASSUME THE FOREGOING RISKS BEFORE MAKING AN INVESTMENT IN THE FUND. AN INVESTMENT IN SHARES OF THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS.

                                   FEE TABLE


Shareholder Transaction Expenses
Sales Load (as a percentage of the Subscription Price)(1)...   3.75%
                                                              -----
Dividend Reinvestment and Cash Purchase Plan Fees(2)........   None
                                                              -----
Annual Expenses (as a percentage of average weekly net
  assets attributable to shares of beneficial interest)(3)
Management Fees(4)..........................................   0.84%
                                                              -----
Interest Payments on Borrowed Funds(5)......................   0.43%
                                                              -----
Other Expenses..............................................   0.32%
                                                              -----
Total Annual Expenses.......................................   1.59%
                                                              =====


EXAMPLE:


                                                            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                            --------------------------------------------
                                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                            -------    --------    --------    ---------
An investor would pay the following expenses on a $1,000
  investment, assuming a 5% annual return throughout the
  periods.................................................    $53        $86         $121        $219


---------------

(1) The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for shares issued pursuant to the Offer. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each share issued pursuant to the Offer as result of their sales efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the Offer as a result of their selling efforts subject to certain limitations. See "THE OFFER -- Distribution Arrangements." The Fund may incur offering expenses estimated at $500,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offer. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.


(2) The Fund, its transfer agent and dividend dispensing agent or its delegate ("Agent") impose no fee for participation in the Dividend Reinvestment and Cash Purchase Plan ("Plan"). However, a $2.50 fee is imposed for withdrawal from participation in the Plan and Plan participants making voluntary cash investments will be charged a $.75 service fee for each such investment. In addition, each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases of Fund shares under the Plan.


(3) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are exercised and that the Fund incurs the estimated $500,000 offering expenses.



(4) The Fund pays the Manager an annualized fee, calculated and paid monthly, in the amount of 0.85% of the Fund's average weekly net assets up to $250 million, and 0.75% of such assets in excess of $250 million.



(5) At the date of this prospectus, the Fund intends but is not committed, to add incremental leverage after the date of this prospectus. See "INVESTMENT OBJECTIVES AND POLICIES -- Borrowing and Other Senior Securities." Assuming borrowing of 33 1/3% of total assets (including amount borrowed) at an interest rate of 5.50%, which is based on market rates at the date of this prospectus, the estimated annual operating expenses would be:



Management Fees......................................   .84%
Interest Payments on Borrowed Funds..................  2.79%
Other Expenses.......................................   .30%
Total Annual Expenses................................  3.93%

     With these changes in annual expenses, the amounts in the example would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $76      $153      $232       $437


     THE FOREGOING FEE TABLE AND EXAMPLE ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.


     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value, payment of a 3.75% sales load and an annual expense ratio of 1.59%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all management investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "DIVIDEND AND DISTRIBUTIONS: DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN."

                              FINANCIAL HIGHLIGHTS


    The table below sets forth certain specified information for a share of beneficial interest of the Fund outstanding throughout each period presented. The financial highlights for each period presented have been audited by Ernst & Young LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's November 30, 1998 Annual Report and is incorporated by reference in the Statement of Additional Information ("SAI"). The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's November 30, 1998 Annual Report, which is available without charge by calling the Fund at (800) 349-4281.


                                                                          YEAR ENDED NOVEMBER 30
                                                --------------------------------------------------------------------------
                                                  1998       1997       1996       1995       1994       1993       1992
                                                --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year............  $   9.44   $   9.20   $   8.73   $   8.33   $   9.45   $   8.70   $   8.28
                                                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................  $    .92   $    .91   $    .91   $    .91   $    .88   $    .99   $    .94
                                                --------   --------   --------   --------   --------   --------   --------
Net realized and unrealized gain (loss).......  $   (.52)  $    .23   $    .46   $    .39   $  (1.10)  $    .71   $    .45
                                                --------   --------   --------   --------   --------   --------   --------
Total from investment operations..............  $    .40   $   1.14   $   1.37   $   1.30   $   (.22)  $   1.70   $   1.39
                                                ========   ========   ========   ========   ========   ========   ========
Distribution from net investment income.......  $    .90   $    .90   $    .90   $    .90   $    .90   $    .95   $    .97
                                                ========   ========   ========   ========   ========   ========   ========
Distribution from paid-in-surplus.............        --         --         --         --         --         --         --
                                                ========   ========   ========   ========   ========   ========   ========
Net asset value, end of year..................  $   8.94   $   9.44   $   9.20   $   8.73   $   8.33   $   9.45   $   8.70
                                                ========   ========   ========   ========   ========   ========   ========
Market value, end of year.....................  $   9.88   $  10.19   $  10.00   $   9.50   $   8.38   $   9.13   $   9.13
                                                ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN
Based on net asset value......................      4.38%     12.99%     16.56%     16.30%     (2.55)%    20.62%     17.42%
Based on market value.........................      6.50%     11.98%     16.12%     25.81%      1.47%     10.14%     17.50%
RATIOS TO AVERAGE NET ASSETS
Expenses......................................      1.55%      1.56%      1.59%      1.52%      1.64%      1.82%      2.03%
Net investment income.........................     10.01%      9.84%     10.33%     10.64%      9.91%     11.08%     10.86%
SUPPLEMENTAL DATA
Net assets at end of year (in thousands)......  $213,895   $222,919   $214,649   $200,502   $188,294   $211,194   $190,950
Portfolio turnover rate.......................        83%        79%        74%        85%        83%        98%        47%
Total debt outstanding at end of year (in
  thousands)..................................  $ 20,000   $ 20,000   $ 20,000   $ 20,000   $ 20,000   $ 20,000   $ 17,312
Asset coverage per $1,000 of debt.............  $ 11,700   $ 12,100   $ 11,700   $ 11,000   $ 10,400   $ 11,600   $ 12,000

                                                    YEAR ENDED NOVEMBER 30
                                                ------------------------------
                                                  1991       1990       1989
                                                --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year............  $   6.25   $   8.86   $  10.84
                                                --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................  $   1.01   $   1.22   $   1.29
                                                --------   --------   --------
Net realized and unrealized gain (loss).......  $   2.07   $  (2.63)  $  (1.90)
                                                --------   --------   --------
Total from investment operations..............  $   3.08   $  (1.41)  $   (.61)
                                                ========   ========   ========
Distribution from net investment income.......  $    .94   $   1.20   $   1.30
                                                ========   ========   ========
Distribution from paid-in-surplus.............  $    .11         --   $    .07
                                                ========   ========   ========
Net asset value, end of year..................  $   8.28   $   6.25   $   8.86
                                                ========   ========   ========
Market value, end of year.....................  $   8.63   $   6.00   $   9.00
                                                ========   ========   ========
TOTAL RETURN
Based on net asset value......................     52.90%    (17.40)     (6.61)
Based on market value.........................     65.03%    (22.65)    (12.50)
RATIOS TO AVERAGE NET ASSETS
Expenses......................................      2.22%      2.25%      1.93%
Net investment income.........................     13.78%     16.17%     12.92%
SUPPLEMENTAL DATA
Net assets at end of year (in thousands)......  $178,145   $131,602   $181,023
Portfolio turnover rate.......................        27%        29%        45%
Total debt outstanding at end of year (in
  thousands)..................................  $ 17,312     17,312     17,312
Asset coverage per $1,000 of debt.............  $ 11,300      8,600     11,500


---------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

PORTFOLIO CHARACTERISTICS AND COMPOSITION


     The following tables set forth certain information with respect to the characteristics and the composition of the Fund's investment portfolio as of February 28, 1999.



        PORTFOLIO COMPOSITION
High-Yield Bonds                    96%
Cash and Equivalents                 2%
Short-Term Treasuries                0%
Preferred and Common Stock           2%



Average Maturity: 8.5 years



   LONG-TERM FIXED INCOME SECURITIES
                 RATINGS
AAA                                   0%
AA                                    0%
A                                     0%
BBB                                   1%
BB                                   13%
B                                    75%
Below B                              10%
NR                                    1%



                      CAPITALIZATION AT FEBRUARY 28, 1999



                                    AMOUNT OUTSTANDING
                                    EXCLUSIVE OF AMOUNT   AMOUNT HELD BY THE
                         AMOUNT     HELD BY THE FUND OR    FUND OR FOR ITS
TITLE OF CLASS         AUTHORIZED     FOR ITS ACCOUNT          ACCOUNT
--------------         ----------   -------------------   ------------------
Shares of Beneficial
  Interest             Unlimited        23,967,223             0 Shares


                    INFORMATION REGARDING SENIOR SECURITIES


     The Fund has outstanding a $20,000,000 loan from Bank of America at November 30, 1998. The loan is evidenced by a note which bears interest at the London Interbank Offered Rate plus 0.275% (5.3375% at November 30, 1998) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1999. The outstanding senior securities as of November 30 for each of the last ten fiscal years is as follows:



    AT        TOTAL AMOUNT     ASSET COVERAGE
NOVEMBER 30   OUTSTANDING    PER $1,000 OF DEBT
-----------   ------------   ------------------
1998...       $20,000,000         $11,700
1997...        20,000,000          12,100
1996...        20,000,000          11,700
1995...        20,000,000          11,700
1994...        20,000,000          10,400
1993...        20,000,000          11,600
1992...        17,312,000          12,000
1991...        17,312,000          11,300
1990...        17,312,000           8,600
1989...        17,312,000          11,500

                    TRADING AND NET ASSET VALUE INFORMATION

     In the past, the Fund's shares have traded at both a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the Offer or that the shares will not again trade at a discount. Shares of closed-end investment companies such as the Fund frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."


     The Fund's shares are listed and traded on the NYSE. The average weekly trading volume of the shares on the NYSE during the year ended December 31, 1998 was 25,940 shares. The following table shows for the quarters indicated: (1) the high and low sale price of the shares on the NYSE; (2) the high and low net asset value per share; and (3) the high and low premium or discount to net asset value at which the Fund's shares were trading (as a percentage of net asset value).



                                                                                 PREMIUM/(DISCOUNT)
                                                                                    TO NET ASSET
                                          PRICE(1)         NET ASSET VALUE(2)         VALUE(3)
                                     ------------------    ------------------    ------------------
FISCAL QUARTER ENDED                  HIGH        LOW       HIGH        LOW       HIGH        LOW
--------------------                 -------    -------    -------    -------    -------    -------
February 28, 1997..................  $10.250    $ 9.500    $9.410     $9.130     11.292%     2.703%
May 31, 1997.......................   10.125      9.625     9.350      8.980      9.116      5.615
August 31, 1997....................   10.250      9.813     9.520      9.300      8.871      6.374
November 30, 1997..................   10.438      9.750     9.660      9.390     11.161      4.497
February 28, 1998..................   10.375     10.000     9.660      9.380      9.275      5.263
May 31, 1998.......................   10.500      9.938     9.670      9.520      8.729      4.172
August 31, 1998....................   10.375      8.250     9.580      8.670     11.264     (4.844)
November 30, 1998..................   10.063      8.125     8.940      8.200     16.822      2.958
February 28, 1999..................   10.125      9.313     8.950      8.690     15.006      5.351


---------------

(1) CDA/Weisenberger.



(2) CDA/Weisenberger.



(3) CDA/Weisenberger.



     Immediately prior to the Fund's announcement of the Offer on February 12, 1999 and on March 19, 1999, the last reported sale price of a share of the Fund's shares on the NYSE was $9.94 and $9.38, respectively. The Fund's net asset value on February 12, 1999 and on March 19, 1999 was $8.87 and $8.83, respectively. See "Net Asset Value" in the SAI.

                                    THE FUND


     The Fund is a diversified, closed-end management investment company. The Fund's primary investment objective is to seek the highest current income obtainable consistent with reasonable risk as determined by the Manager. As a secondary objective, the Fund will seek capital gains where consistent with its primary objective. The Fund may invest its assets in a broad range of income-producing securities, such as U.S. corporate fixed income securities, bonds and other obligations of the U.S. Government and its agencies and instrumentalities, bonds and other obligations of foreign governments and their agencies and instrumentalities and other fixed income securities, including fixed income securities which may be denominated in foreign currencies. Any of the Fund's portfolio securities may or may not be rated. The Fund has no requirements regarding whether the income-producing securities it purchases must be rated or, if such securities are rated, what the minimum or maximum rating on such securities must be. Lower grade securities normally offer a current yield or yield to maturity which is significantly higher than the yield available from securities rated in the higher grade categories as assigned by S&P or Moody's. The characteristics of the fixed income securities in the Fund's portfolio, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time. The actual yield realized by an investor is subject, among other things, to the Fund's expenses and the investor's transaction costs. The Fund, if market and economic conditions warrant, may invest all or a portion of its assets in different segments of the fixed income securities market in order to achieve the Fund's objectives.


     The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions.


     The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 28, 1987 and has registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund's principal office is located at 222 South Riverside Plaza, Chicago, Illinois 60606. The Manager is an investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended.


                                   THE OFFER

PURPOSE OF THE OFFER


     The Board of Trustees of the Fund determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objectives. In reaching its decision, the Board of Trustees was advised by the Manager that the availability of new funds would provide the Fund with additional investment flexibility, as well as an enhanced ability to take advantage of what the Manager believes to be timely investment opportunities. The Manager believes that, as a result of historically wide high-yield bond premiums over Treasuries in a strong and growing economy, there exists an opportunity for the Fund to realize higher relative yields than have been available in many years. It was noted that, in order to take advantage of these opportunities without an infusion of new capital, the Fund would be required to sell current portfolio positions which the Fund desired to retain and which could cause the realization of capital gains by the Fund and its shareholders. With an increased asset base as a result of the Offer, the Manager believes the Fund would be able to further diversify its portfolio and invest in a larger universe of securities which the Manager believes would have the benefits described below.



     The Board of Trustees considered the proposal for the Offer at several meetings, including a meeting at which the non-interested Trustees met with counsel and without management present to discuss the Offer.

The Board, including all of the non-interested Trustees, unanimously approved the Offer. In its deliberations, the Board considered a number of issues and factors, including, but not limited to, the potential impact of the Offer on current exercising and non-exercising shareholders; the potential impact of the Offer on the Fund's net asset value, share price, and trading activity; the potential dilutive impact of the Offer on Fund income and the ability of the Fund to maintain current dividend levels; the potential allocation of the Offering proceeds across different sectors and ratings categories; the revenue impact of the Offer on the Manager and its affiliates and the appropriateness of the Manager's compensation in light of the nature, quality, and complexity of the investment management services provided to the Fund; the addition of a breakpoint in the management fee schedule, which should affect at least a portion of the assets raised in the Offer; the value and quality of the services expected to be provided by the Dealer Manager in light of the relationship between the Dealer Manager and existing shareholders, and the Dealer Manager's familiarity with the Fund and with the Manager; and the terms of the Offer compared to the terms of similar offers conducted by other closed-end funds. The Trustees concluded that increasing the assets of the Fund would be beneficial to the Fund and its shareholders. However, there can be no assurance that any of the anticipated benefits discussed in this prospectus will be realized as a result of the Offer.



     In addition, the Board of Trustees considered that the Offering could ultimately result in a larger number of shareholders and daily trading volume and therefore could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE, where the shares are listed and traded. The Board of Trustees also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in the Fund. The Trustees considered that the Fund could potentially achieve additional economies of scale as a result of an increase in total assets, resulting in a nominal decrease in the Fund's operating expense ratio.



     In addition, the Trustees considered that the Offer affords existing shareholders the opportunity to purchase additional shares of the Fund at a price that may be below market value and/or net asset value. It is noted in this regard that certain of the Fund's Trustees currently intend to exercise the rights to be issued to them as shareholders. However, these Trustees reserve the right not to exercise their rights and sell their rights. In addition certain of the Fund's Trustees reserve the right to exercise the Over Subscription Privilege.



     The Trustees also considered the expenses of the Offer and its dilutive effect, including the effect on non-exercising shareholders. They also considered the representation by the Manager that based upon current market conditions and available leverage opportunities, the Manager did not believe that the Offer would impede the Fund's ability to maintain current dividend levels for the foreseeable future, although there could be no assurance that that would be the case and, depending upon the actual yields generated by the securities purchased with the proceeds of the Offer, the Fund's ability to maintain current dividend levels could indeed be impeded.



     The Trustees noted that the Manager will benefit from the Offer because its fees for investment management services are based on the average weekly net assets of the Fund. In this regard, the Trustees approved a management proposal to impose a breakpoint in the investment management fee applicable to the Fund. Accordingly, the Fund's amended and restated management agreement with the Manager provides for a lower management fee applicable to assets of the Fund in excess of $250 million. See "MANAGEMENT OF THE FUND -- Investment Management Agreement." It is not possible to state precisely the amount of additional compensation the Manager will receive as a result of the Offer because it is not known how many Rights will be exercised and because the proceeds of the Offer will be invested in additional portfolio securities that may fluctuate in value. However, in the event that all the Rights are exercised in full, based on the Subscription Price of $8.30 per share, the Manager would receive additional fees for investment management services of approximately $552,000 per annum as a result of the increase in assets under management.


     In determining that the Offer was in the best interests of the Fund and its shareholders, the Board of Trustees retained the Dealer Manager to provide the Fund with financial advisory and marketing services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Trustees considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the Offer is undersubscribed and the experience of the Dealer Manager in conducting rights offerings.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings of its shares from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such future offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER


     The Fund is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on the Record Date, transferable Rights entitling the holders thereof to subscribe for an aggregate of up to 8,003,074 shares of beneficial interest in the Fund. Each Record Date Shareholder is being issued one Right for each whole share of beneficial interest owned on the Record Date. The Rights entitle the holders thereof to subscribe for one share for every three Rights held (1-for-3) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one share pursuant to the Primary Subscription.


     The Rights are transferable among Record Date Shareholders and non-Record Date Shareholders. Holders of Rights who are not Record Date Shareholders ("Rights Holders") may purchase shares in the Primary Subscription, but are not entitled to subscribe for shares pursuant to the Over-Subscription Privilege described below. Record Date Shareholders and Rights Holders purchasing shares in the Primary Subscription and Record Date Shareholders who purchase shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."


     Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on March 23, 1999 and ends at 5:00 P.M., New York City time, on April 16, 1999, the Expiration Date, unless extended. The Rights are evidenced by Subscription Certificates that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."


     Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one share). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.


     The first regular monthly dividend to be paid on shares acquired upon exercise of Rights will be the first monthly dividend, the Record Date for which occurs after the issuance of the shares. Assuming the Subscription Period is not extended, it is expected that the first dividend declared for shares acquired in the Offer will be paid on May 31, 1999. "Business Day" means a day on which the NYSE is open for trading and which is not a Saturday or Sunday or a holiday, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day or any other day on which banks in New York City are authorized or obligated by law or executive order to close.


     There is no minimum number of Rights which must be exercised in order for the Offer to close.

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for by Record Date Shareholders or Rights Holders (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the Right to acquire less than one share) and who wish to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Shareholders' over-subscription requests will be honored in full. If Record Date Shareholder requests for shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Shareholders who over subscribe based on the number of Rights originally issued to them.

     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined below), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the Subscription Certificates.

     The Fund will not offer or sell in connection with the Offer any shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE


     The Subscription Price for the shares to be issued pursuant to the Offer will be $8.30 per share.



     The Fund announced the Offer after the close of business on February 12, 1999. The net asset value per share of beneficial interest at the close of business on February 12, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on March 19, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this prospectus) was $8.87 and $8.83, respectively, and the last reported sale price of a share of the Fund's shares of beneficial interest on the NYSE on those dates was $9.94 and $9.38, respectively.


EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on the Expiration Date. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by an announcement thereof. Such announcement will be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT


     The subscription agent is Boston EquiServe (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $45,000 which includes reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to Shareholder Communications Corporation at (800) 618-7826. Banks and brokers should call (800) 877-8579 ext. 113; shareholders may also consult their brokers or nominees.



     Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent by one of the methods described below.



     Alternatively, Notice of Guaranteed Delivery may be sent by facsimile to
(781) 575-4826 to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (781) 575-4816. The Fund will accept only properly completed and executed

Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.
     (1) BY FIRST CLASS MAIL:

        State Street Bank and Trust Company


        Corporate Reorganization


        P.O. Box 9573


        Boston, Massachusetts 02205-9573


        U.S.A.


     (2) BY OVERNIGHT COURIER:

        State Street Bank and Trust Company


        Corporate Reorganization


        40 Campanelli Drive


        Braintree, Massachusetts 02184


        U.S.A.


     (3) BY HAND:

        Securities Transfer and Reporting Services Inc.


        c/o Boston EquiServe


        100 William St. Galleria


        New York, New York 10038


        U.S.A.


  DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT
                           CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Shareholders or, if a shareholder's shares of beneficial interest are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the shares at the Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").


     Shareholders Who are Record Owners. To exercise their Rights, Record Date shareholders may choose between either option to exercise their shares set forth under "Payment for Shares" below. If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.


     Shareholders Whose Shares are Held By a Nominee. Shareholders whose shares are held by a nominee such as a bank, broker or trustee must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "Payment for Shares" below.

INFORMATION AGENT

     Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:


                     Shareholder Communications Corporation



                          17 State Street


                          New York, New York 10004


                          (800) 618-7826


                          Banks and Brokers should call:


                          (800) 877-8579 ext. 113



     Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee of $15,000, plus reimbursement for its out-of-pocket expenses related to the Offer.


PAYMENT FOR SHARES

     Shareholders who wish to acquire shares pursuant to the Offer may choose between the following methods of payment:


     (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent based on the Subscription Price of $8.30 per share. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO KEMPER HIGH INCOME TRUST AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.



     (2) Alternatively, an Exercising Rights Holder may acquire shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $8.30 per share for the shares subscribed for in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date.

     On a date within eight Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the Primary Subscription and (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Shareholders). All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to KEMPER HIGH INCOME TRUST.

     The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the shares.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE (FOR RECORD DATE SHAREHOLDERS) DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE EXPIRATION DATE OR THE DATE GUARANTEED PAYMENTS ARE DUE UNDER A NOTICE OF GUARANTEED DELIVERY, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (i) FIND OTHER RECORD DATE SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE; AND/OR (iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

SALE OF RIGHTS


     The Rights are transferable until the Expiration Date. The Rights will be listed for trading on the NYSE, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. It is anticipated that the Rights will trade on the NYSE on a when-issued basis commencing on or about March 23, 1999 until approximately March 25, 1999, and on a regular way basis thereafter until and including the last Business Day prior to the Expiration Date. Exercising Rights Holders are encouraged to contact their broker, bank or financial advisor for more information about trading of the Rights.

     Sales through Subscription Agent and Dealer Manager. Alternatively, Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription Certificates representing the Rights to be sold by or to the Dealer Manager must be received by the Subscription Agent on or before April 14, 1999 (or if the Offer is extended, until two Business Days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will request the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the selling Record Date Shareholders. Any commissions on sales of Rights will be paid by the selling Record Date Shareholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights, less amounts comparable to the usual and customary brokerage fees. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights, and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights.


     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by the Fund.

     Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through the facilities of The Depository Trust Company ("DTC"). (Rights exercised through DTC are referred to as "DTC-Exercised Rights"). Record Date Shareholders of DTC-Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC-Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription

Exercise Form or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of shares for which the Over-Subscription Privilege is to be exercised.


DISTRIBUTION ARRANGEMENTS



     PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof (the "Dealer Manager Agreement"), the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for shares issued pursuant to the Offer.



     The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") selling fees equal to 2.50% of the Subscription Price per share for each share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per share for each share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of beneficial interest held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.



     The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.



     Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale shares of beneficial interest, including shares acquired through purchasing and exercising the rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this Prospectus.



     The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the shares issued pursuant to the Offer or shares issued in reinvestment of dividends or distributions or other limited circumstances.


DELIVERY OF SHARE CERTIFICATES

     Certificates representing shares acquired in the Primary Subscription and representing shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such shares has been received and cleared. Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have any shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of beneficial interest held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares of beneficial interest are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such shares will be sent directly to Cede or such other depository or nominee. Share certificates will not be issued for shares credited to Plan accounts.

FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States). Foreign Record Date Shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 P.M., New York City time, three business days prior to the Expiration Date, the Rights of those foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to foreign Record Date Shareholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER


     The following discussion summarizes the principal federal income tax consequences of the Offer to Record Date Shareholders and exercising shareholders. It is based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this prospectus, all of which may be subject to change or differing interpretation, possibly with retroactive effect. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular shareholder in light of his individual circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each shareholder should consult his own tax advisor as to the specific tax consequences of the Offer to him. Each shareholder should also review the discussion of certain tax considerations affecting the Fund and its shareholders set forth under "Federal Taxation" below and under "Taxation" in the SAI.


     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to those shareholders, and no loss will be realized if the Rights expire without exercise.


     A Record Date Shareholder's holding period for a Right includes the holding period of the Fund share with respect to which the Right was issued. A Record Date Shareholder's holding period for a share acquired upon exercise of a Right begins with the date of exercise. A Record Date Shareholder's basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Right will be equal to the sum of the shareholder's basis in the Right, if any, and the Subscription Price. The shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of issuance is 15% or more of the fair market value on such date of the shares with respect to which the Right was issued, or (ii) the shareholder elects, in its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such shares to the Right. If either of clauses
(i) and (ii) is applicable, then if the Right is exercised, the shareholder will allocate its basis in the shares with respect to which the Right was issued between such shares and the Right in proportion to the fair market values of each on the date of issuance. A shareholder's gain or loss recognized upon a sale of a share acquired upon the exercise of a Right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share was held at the time of sale for more than one year.



     The foregoing is a general summary of the principal federal income tax consequences of the Offer to Record Date shareholders and exercising holders under federal income tax laws presently in effect, and does not cover any state, local or foreign tax consequences of the Offer. Shareholders should consult their own tax advisors concerning the tax consequences of this transaction. See "FEDERAL TAXATION."


NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration

Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), profit sharing/retirement plans for corporations and self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

     Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is treated as a distribution to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

IMPORTANT DATES TO REMEMBER


EVENT                                                         DATE
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
Record Date............................................   March 23, 1999
Subscription Period....................................   March 23, 1999
                                                            to April 16,*
                                                                    1999
Expiration Date........................................   April 16, 1999*
Subscription Certificates and Payment for Shares
  Due+.................................................   April 16, 1999*
Notice of Guaranteed Delivery Due+.....................   April 16, 1999*
Payment for Guarantees of Delivery Due.................   April 21, 1999*
Confirmation Mailed to Participants....................   April 28, 1999*


---------------
 * Unless the Offer is extended.


 + A shareholder exercising Rights must deliver either (i) a Subscription
   Certificate and payment for shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date.



     Shares of beneficial interest of the Fund are expected to trade on the NYSE with due bills attached from March 19, 1999 through March 24, 1999. You are encouraged to contact your broker, bank or financial adviser about your ability to participate in the Offer if you anticipate purchase or sale activity during such period.


                                USE OF PROCEEDS


     If all the Rights are exercised in full at the Subscription Price of $8.30 per share, the net proceeds of the Offer to the Fund, assuming all 8,003,074 shares offered hereby are sold, are estimated to be approximately $63,434,557, after deducting Offering expenses payable by the Fund, estimated at approximately $500,000. The Manager anticipates that the Fund will take up to thirty days from its receipt of the net proceeds of the

Offer to invest or otherwise employ such proceeds, but in no event will any such investment use take longer than six months. Pending the use of the proceeds of the Offer, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality, short-term money market instruments. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund's objective of high current income.


                       INVESTMENT OBJECTIVES AND POLICIES


     The Fund's primary investment objective is to seek, through a professionally managed, diversified portfolio of income-producing securities, the highest current income obtainable consistent with reasonable risk as determined by the Manager. As a secondary objective, the Fund seeks capital gains where consistent with its primary objective. There can be no assurance that the Fund's objectives will be achieved.



     The Fund may invest its assets in a broad range of income-producing securities, such as U.S. corporate fixed income securities, bonds and other obligations of the U.S. Government and its agencies and instrumentalities, bonds and other obligations of foreign governments and their agencies and instrumentalities and other fixed income securities, including fixed income securities which may be denominated in foreign currencies. The Fund's fixed income securities may or may not be rated. The Fund has no requirements regarding whether the income-producing securities it purchases must be rated or, if such securities are rated, what the minimum or maximum rating on such securities must be. Lower grade securities normally offer a current yield or yield to maturity which is significantly higher than the yield available from securities rated in the higher grade categories as assigned by S&P or Moody's. The characteristics of the fixed income securities in the Fund's portfolio, such as the maturity and the type of issuer, affects yields and yield differentials, which vary over time. The actual yield realized by an investor is subject, among other things, to the Fund's expenses and the investor's transaction costs. The Fund, if market and economic conditions warrant, may invest all or a portion of its assets in different segments of the fixed income securities market in order to achieve the Fund's objectives.


     The Manager's judgment as to the "reasonableness" of the risk involved in any particular investment is a function of: its experience in managing fixed income investments; its evaluation of general economic and financial conditions and of a specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, and (e) fair market value of assets; and its evaluation of such other considerations as the Manager may deem appropriate. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

     The Fund normally does not engage in the trading of fixed income securities for the purpose of realizing short term profits, but it adjusts its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objectives. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase fixed income securities for inclusion in its portfolio in anticipation of a decline in interest rates. In addition, the Fund may sell portfolio securities denominated in foreign currencies in anticipation of appreciation of such currencies relative to the U.S. dollar, and may purchase securities denominated in foreign currencies in anticipation of an appreciation of such currencies relative to the U.S. dollar. Frequency of portfolio turnover is not a limiting factor should the Manager deem it desirable to purchase or sell portfolio securities.

     There are market and investment risks associated with an investment in any fixed income security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objectives, the Fund invests in fixed income securities based on the Manager's analysis without relying on published ratings, if any, for such securities. The various investment standards which are used by the Manager in selecting investments are included in the investment policies of the Fund, discussed below. While seeking to maximize current return, the Manager closely monitors developments that may affect the value of the Fund's portfolio securities, as well as potential investments and broad trends in the economy. The Fund invests in a particular fixed income security if in the view or the Manager the increased yield on such security is sufficient to compensate for a reasonable element of assumed risk. Since investments are based upon the Manager's analysis rather than on the basis of published ratings, achievement of the Fund's goals will depend more upon the abilities of the Manager than would otherwise be the case. The characteristics of the rating categories of S&P and Moody's are described in Appendix A.

     Fixed income securities in which the Fund may invest include: domestic or foreign corporate debt obligations (as well as debt and preferred stock issues, including securities convertible into equity securities), debt obligations of the U.S. Government or foreign governments and their agencies and instrumentalities, fixed income securities denominated in foreign currencies, collateralized mortgage obligations, municipal bonds and other income-producing securities which the Manager considers appropriate. Such securities may be rated or unrated by rating agencies.


     The Fund's investment philosophy includes the premise that, over the long term, a broadly diversified portfolio of high-yield, fixed income securities should, taking into account possible losses, provide a higher rate of return than that achievable on a portfolio of higher rated securities. The Fund's primary investment objective is to achieve the highest current income obtainable consistent with reasonable risk through (i) broad diversification, (ii) the Manager's credit analysis of the issues in which the Fund invests, (iii) purchase of high-yield securities at discounts from par or stated value when practicable and (iv) monitoring and seeking to anticipate changes and trends in the economy and financial markets which might affect the prices of portfolio securities. As a secondary objective, the Fund seeks capital gains where consistent with its primary investment objective. In some circumstances, temporary defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Such strategies, which may be used singly or in any combination, may include, but are not limited to, investments in fixed income discount securities or investments in money market instruments.



     The Fund anticipates that in normal circumstances 90% to 100% of its assets will be invested in income-producing securities. As a matter of fundamental policy, at least 65% of the Fund's assets will, in normal circumstances, be invested in securities which provide the potential to result in high income to the Fund, but which have speculative characteristics such as lower credit quality, currency exchange risk, liquidity constraints and/or risk associated with related options and hedging activities. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund's shares (as defined in the SAI under "Investment Restrictions"). The Fund may invest in common stocks, rights or other equity securities when consistent with the Fund's objectives, but will generally hold such equity investments only as a result of purchases of unit offerings of income-producing securities which include such securities or in connection with an actual or proposed conversion or exchange of income-producing securities.


     During temporary defensive periods when the Manager deems it appropriate, the Fund may invest all or a portion of its assets in cash (including foreign currencies) or money market instruments such as: short term obligations of the U.S. Government, its agencies or instrumentalities; other short term debt securities; commercial paper; bank certificates of deposit or bankers' acceptances of domestic or Canadian charter banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short term repurchase agreements (an instrument under which the purchaser acquires ownership of the underlying obligation and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price). The yield on these securities will as a general matter tend to be lower than the yield on other securities to be purchased by the Fund.


     The Fund may also purchase and sell options on fixed income securities and on indices based on fixed income securities and may engage in interest rate, foreign currency and other hedging transactions. See "OTHER INVESTMENT PRACTICES."


     The Fund may invest in fixed income securities purchased in direct placements. Fixed income securities obtained by means of direct placements are subject to statutory or contractual restrictions and delays on resale. They are therefore, often referred to as "restricted securities." Restricted securities may generally be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Private or public sales of such securities by the Fund may involve significant delays and expense. Private sales require negotiation with one or more purchasers and generally produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the Securities Act of 1933 (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. The Fund may have to bear the costs of registration in order to sell such shares publicly.

     Direct placements of debt securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser. An issuer is often willing to create more attractive features in its securities issued privately, because it has averted the expense and delay involved in a public offering of its securities. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

     In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Manager relies on information from various sources, including research analysis and appraisals of brokers and dealers; its own views regarding economic developments and interest rate trends; and the Manager's own analysis of factors it deems relevant. The Manager has substantial experience in the management of portfolios consisting of securities similar to those in which the Fund may invest.

U.S. CORPORATE FIXED INCOME SECURITIES

     "U.S. Corporate Fixed Income Securities" in which the Fund may invest include bonds, debentures, notes, equipment lease certificates, commercial paper, loan participations and preferred and preference stock of U.S. corporate issuers and may involve equity features, such as conversion or exchange rights, warrants or the purchase of common stock in a unit transaction. These securities will include fixed income debt securities rated below investment grade by recognized rating services or non-rated securities of comparable quality. See Appendix A.

     Securities rated below investment grade, and non-rated securities of comparable quality, are subject to greater risk of loss of principal and interest than higher rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They generally are considered to be subject to greater risk than securities with higher ratings in the event of a deterioration of general economic conditions.

     Included among the U.S. Corporate Fixed Income Securities in which the Fund may invest are securities issued in connection with corporate restructurings, such as takeovers or leveraged buyouts, which may pose particular risks but often provide higher relative rates of return. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged condition of the issuers. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. Also, in the lower quality segments of the fixed income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility.

     Lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities. Since lower rated securities are considered to be more speculative and generally involve greater risks of loss of income and principal than higher rated securities, investors should examine carefully the relative risks associated with the Fund's investments in securities that carry lower ratings and in comparable non-rated securities. The Manager will attempt to reduce these risks through diversification of the U.S. Corporate Fixed Income Securities included in the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal.


     Capital appreciation may result from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.


     U.S. Corporate Fixed Income Securities may also include collateralized mortgage obligations which are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA certificates, FHLMC certificates and FNMA certificates, together with certain funds and other collateral.

     Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral, should be sufficient to make timely payments of interest on the collateralized mortgage obligations, and to retire the collateralized mortgage obligations not later than their stated maturity. Since the rate of payment of principal of the collateralized mortgage obligations will depend on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the collateralized mortgage obligations could occur significantly earlier than their stated maturity. The collateralized mortgage obligations may be subject to redemption under certain circumstances. Collateralized mortgage obligations bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

     Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

     The staff of the SEC has determined that certain issuers of collateralized mortgage obligations are investment companies for purposes of Section 12(d) of the 1940 Act and the Fund's investments in such issuers are subject to restrictions on investments in the securities of other investment companies described under "Investment Restrictions" in the SAI.

     The Fund may invest in U.S. Corporate Fixed Income Securities that are zero-coupon securities. For a description of the market volatility of such investments and the tax treatment of zero-coupon securities, see "U.S. Government Securities" above and "Taxation" in the SAI.

U.S. GOVERNMENT SECURITIES

     "U.S. Government Securities" include the following.

     U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their dates of issuance.

     Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the Right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC obligations may include collateralized mortgage obligations issued by FHLMC. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

     Mortgage-Related Securities Issued by U.S. Government
Instrumentalities. The Fund may invest in mortgage-backed securities issued by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments through which the holders receive a share of all interest and principal payments from the mortgage underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with 30-year maturities are customarily treated as prepaying fully in the twelfth year and securities backed by mortgages with 15-year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes, and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. In order to be consistent with its investment objective of obtaining current income, the Fund does not anticipate that it will normally hold such zero coupon securities to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. For additional discussion of the tax treatment of "zero coupon" Treasury securities, see "Taxation" in the SAI.

     Additional Considerations. U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the Fund's net asset value.

FOREIGN SECURITIES

     "Foreign Securities" include debt securities issued or guaranteed as to payment of principal and interest by foreign corporations, governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities and are denominated in the currencies of such countries or in U.S. dollars (including debt securities of an issuer in any such country denominated in the currency of another such country).

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers.

     Additional Considerations. Investment in the Fund's shares requires consideration of certain factors that arise from the Fund's investment in Foreign Securities.

     Currency Fluctuations. The Fund will invest in debt securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's yield, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency depreciates after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a foreign currency exchange rate depreciates between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time they were incurred. Under the Code, changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The Fund will invest only in foreign currency denominated debt securities that are freely convertible into U.S. dollars without legal restriction at the time of investment.

     Foreign Withholding Taxes. The Fund's interest income from Foreign Securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. Because the Fund, under current market conditions, is unlikely to have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund probably will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund. See "Taxation" in the SAI.

     Other Risks and Costs of Foreign Investment. Certain foreign countries are not as stable politically as the United States. In addition, there may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, the possibility of expropriations, confiscatory taxation, currency blockage, political, economic or social instability or diplomatic developments could affect assets of the Fund that are invested in Foreign Securities.

     There may also be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities may be less liquid and more volatile than U.S. securities. Transaction costs on foreign securities exchanges may be higher than in the United States, and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

     In addition, custodial, valuation, communication and other administrative costs relating to foreign securities are generally higher than corresponding costs relating to domestic securities.


OTHER INVESTMENT CHARACTERISTICS OF FIXED INCOME SECURITIES



     When and if available, fixed income securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on the securities remain attractive. The market value of fixed income securities generally fluctuates inversely with changes in interest rates; as market interest rates increase, the market value of fixed income securities tends to decrease so that the yields to maturity on such securities tend to equal the stated interest rates on newly issued fixed income securities with comparable maturities. To the extent fixed income securities are purchased at a price less than the face (principal) value thereof, the yield to the Fund will exceed the stated coupon rate on such securities and will provide the Fund with a return comparable to newly issued fixed income obligations of like maturity. In addition, discounted securities may provide a greater opportunity for capital gains in the event that interest rates decline than securities trading at par or at a premium over par. Consequently, the ability of the Fund to purchase fixed income securities at less than their face value provides an increased supply of income-producing securities available for purchase, provides a potential for capital gains and does not necessarily increase the risks to the Fund's portfolio.


     The investment objectives and policies described above are fundamental objectives and policies and may not be changed without shareholder approval. See "Investment Restrictions" in the SAI.

BORROWING AND OTHER SENIOR SECURITIES


     The Fund may borrow to purchase portfolio securities (i.e., leverage its portfolio). To the extent that the Fund engages in any such borrowings, the 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, the Fund may not make any cash distributions to shareholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged and not intended to be publicly distributed). The Fund is also permitted to issue preferred shares on conditions outlined in the 1940 Act, including that there be "asset coverage" of not less than 200% with respect to any such shares. In addition to these 1940 Act requirements, the Fund's borrowing arrangements may also have requirements or limitations, such as, among other things, maintaining minimum average balances in connection with borrowings, paying commitment or other fees to maintain the credit facility, or subjecting the Fund to certain asset coverage or portfolio composition requirements. It is not anticipated that any such requirements or limitations will impede the Manager from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.



     The Fund currently expects that it may enter into definitive agreements with respect to a credit facility after the date of this prospectus. The Fund is currently in negotiations on a credit facility pursuant to which the Fund expects to be entitled to borrow an amount equal to approximately 33 1/3% of the Fund's total assets (inclusive of the amount borrowed). Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions but the Fund anticipates that such a credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years, subject to possible extension by the Fund; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; and (iii) payment by the Fund of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith. The facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Fund expects that such a credit facility would contain covenants which, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.



     The Fund's willingness to borrow money for investment purposes, and the amount the Fund will borrow, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy depends on the Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.



     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu (on the same level as) with all other existing and future borrowings of the Fund.



     Assuming the realization of leverage in the amount of approximately 33 1/3% of the Fund's total assets and an annual interest rate on borrowings of 5.50% payable on such leverage based on market rates as of the date of this prospectus, the annual return that the total assets in the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 1.83%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.



     The following table is designed to illustrate the effect on the return to a holder of the Fund's shares if leverage in the amount of approximately 33 1/3% of the Fund's total assets is obtained, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual return may be greater or less than those appearing in the table.



Assuming Portfolio Return (net of
  expense).................................     (10)%        (5)%        0%      5%       10%
Corresponding Share Return Assuming 33 1/2%
  Leverage.................................  (17.79)%    (10.27)%    (2.75)%  4.76%    12.28%



     Leveraging exaggerates any increase or decrease in the net asset value of the Fund. Any investment gains made available as a result of the Fund's borrowing, in excess of interest paid on such borrowings, will cause the net income per share and the net asset value per share of the Fund to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional fixed income securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and net asset value per share of the Fund will be less than would otherwise be the case and dividends on shares will be reduced or eliminated. See also "RISK FACTORS AND SPECIAL CONSIDERATIONS -- Risks of Leverage."

                           OTHER INVESTMENT PRACTICES

     In connection with the investment objectives and policies described above, the Fund may: purchase and sell options on fixed income securities and on indices based on fixed income securities; engage in interest rate, foreign currency, and other hedging transactions; lend its portfolio securities; purchase and sell fixed income securities on a "when issued" or "forward delivery" basis; and enter into repurchase agreements. These investment practices, which are described below and in the SAI, entail risks and may be changed without shareholder approval.

SECURITIES OPTIONS TRANSACTIONS


     The Fund may deal in options on any fixed income securities which the Fund may purchase for its portfolio. Such options may be listed for trading on a national securities exchange or traded over-the-counter. In general, the Fund may write (sell) options on up to 25% of its net assets. The Fund may, without regard to any limitation, write (sell) options on the U.S. Government securities in its portfolio and may purchase put and call options. The SEC requires that obligations of investment companies such as the Fund, in connection with option sale positions, comply with certain segregation or cover requirements which are more fully described in the SAI. There is no limitation on the amount of the Fund's assets which can be used to comply with such segregation or cover requirements.


     A call option gives the purchaser the Right to buy, and the writer the obligation to sell, the underlying, security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the Right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the Right under the option contract.

     The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of fixed income securities in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). In the event the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

     The Fund may also sell put and call options as a means of increasing the yield on the Fund's portfolio and also as a means of providing limited protection against decreases in the market value of the Fund's portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as a profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by the Manager and verified in appropriate cases.


     It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short term capital gains and a possible decrease in long term capital gains.

     During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security could result in the security being "called away" at the strike price of the option which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option, which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.


     As part of its options transactions, the Fund may also use index options, subject to the limitation that the Fund may write (sell) options on up to 25% of its net assets and may purchase put and call options on U.S. Government securities in its portfolios without regard to any limitation. Indices on which the Fund may purchase and sell options include indices on the types of fixed income securities which the Fund may purchase for its portfolio (to the extent an active market in any such index exists) and equity-based indices to the extent the Fund may invest in equity securities consistent with the Fund's investment objectives and to the extent that the Manager determines that there exists an acceptable level of correlation between the price movements of such an equity index and price movements of fixed income securities held in or to be acquired for the Fund's portfolio. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option. If no active secondary market exists for any index with respect to which the Fund purchases or sells options, such options will be treated as illiquid securities for purposes of the Fund's investment restrictions.


     Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

CURRENCY, INTEREST RATE AND OTHER HEDGING TRANSACTIONS

     In order to protect the dollar equivalent value of its portfolio securities against declines resulting from currency value fluctuations and changes in interest rate or other market changes, the Fund may enter into various hedging transactions such as forward foreign currency contracts, financial instrument and currency futures contracts and related options contracts.

     The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the fixed income securities which the Fund may purchase for its portfolio, including interest rate futures contracts on such financial instruments (e.g., futures contracts on U.S. Treasury bonds and notes and on GNMA securities) and interest rate-related indices (to the extent an active market in any such indices exists), put and call options on such futures contracts and on such financial instruments. The Fund expects to enter into these transactions to "lock in" a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

     The Fund may also enter into various foreign currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. Forward foreign currency contracts are established in the interbank market and are conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these foreign currency contracts only in two circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is buying or selling that is denominated in a non-U.S. currency; or to protect against an anticipated substantial decline of the currency of a particular country against the U.S. dollar.

     The Fund will not engage in the foregoing transactions for speculative purposes, but only as a means to hedge risks associated with management of the Fund's portfolio. Typically, investment in these contracts requires the Fund to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations an amount of cash or specified debt securities which initially is 1%-5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates.

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such investment companies must either segregate cash or liquid portfolio securities in the amount of their obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or asset coverage requirements. There is no limitation as to the percentage of the Fund's assets which may be invested in such transactions.

     The Fund will typically enter into a futures contract or related option only if it constitutes a bona fide hedging position under applicable regulations. Otherwise the Fund will limit its investments in futures contracts and related options so that, immediately after such investment, the sum of the amount of its initial margin deposits on open futures contracts and its premiums on open options contracts will not exceed 5% of the Fund's total assets at current value.

     All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and dollar equivalent price movements in the currency or security being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and are generally closed out by entering into offsetting transactions rather than by disposing of the obligations. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses. Although the use of these contracts should tend to reduce the risk of loss due to a decline in the value of the hedged currency or security, at the same time, their use could tend to limit any potential gain which might result from an increase in the value of the hedged currency or security. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. If the Manager's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and on currencies and, as developed from time to time, on interest or currency indices and other instruments. Purchasing options may increase investment flexibility and improve total return, but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

     New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

DILUTION

     If you do not exercise all of your Rights during the Subscription Period, you should expect that, when the Offering is over, you will own relatively less of the Fund than if you had exercised all of your Rights. The Fund cannot tell you precisely how much less of the Fund you would own because the Fund does not know how many of the Fund's shareholders will exercise their Rights and how many of their Rights they will exercise.


     An immediate dilution of the aggregate net asset value of the shares may be experienced as a result of the Offer because the Subscription Price per Share may be less than the Fund's net asset value per share on the Expiration Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. Such dilution will disproportionately affect shareholders who do not exercise their rights in full. Although it is not possible to state precisely the amount of any such decrease in net asset value, because it is not known at this time what the net asset value per share will be at the Expiration Date or what proportion of the Shares will be subscribed, such dilution could be substantial. For example, assuming all the Shares are sold at the Subscription Price of $8.30 per share and the net asset value per share at the expiration date was $8.83, the Fund's net asset value per share would be reduced by approximately $0.23 per share or 2.6%.


     The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. The Fund cannot give any assurance that a market for the Rights will develop or as to the value, if any, that the Rights will have.


HIGH-YIELD INVESTMENTS; VALUATION



     Investments in lower grade securities generally provide greater income than investments in higher rated securities, but also usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities). Accordingly, an investment in shares of the Fund should not be your only investment and may not be appropriate for you at all if you are not able to bear the greater risk of loss inherent in seeking higher income. The Fund will seek to reduce risk by investing its assets in a number of issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.



     High-yield securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high-yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.



     High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high-yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high-yield securities defaults, the Fund may incur additional expenses to seek recovery. In the case of high-yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.



     The secondary markets on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market.

     The value of shares of the Fund will vary with increases or decreases in the aggregate value of the Fund's portfolio securities as well as with other market factors such as the relative demand for, and supply of, such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. The net asset value of the Fund will change as the general levels of interest rates fluctuate. When interest rates decline, the value of portfolio securities can be expected to rise. Conversely, when interest rates rise, the value of portfolio securities can be expected to decline. Moreover, the value of fixed income securities that the Fund purchases might fluctuate more than the value of higher rated fixed income securities. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Generally, values for longer maturity issues will fluctuate more than values for shorter maturity issues.

HEDGING


     If the Fund is engaged in hedging transactions and the expectation of the Manager as to changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gains may be decreased or its potential capital losses may be increased. The Fund's use of options on securities and securities indices, futures contracts, options on futures contracts, and other hedging strategies will result in the loss of principal under certain market conditions and will involve certain other risks. See the SAI for further information.


RISK OF LEVERAGE

     The Fund's use of leverage creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include a higher volatility of the net asset value of the Fund's shares and potentially more volatility in the market value of the shares. If the investment performance of the assets purchased with the proceeds of any leverage fails to cover the interest and dividends on such leverage, the value of the shares may decrease more quickly than would otherwise be the case, and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage.

     As an owner of Fund shares, you will bear any decline in the net asset value of the Fund's investments. As a result, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Fund's shares than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for the Fund's shares. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend and interest payments due in respect of any leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Fund's shares. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on its shares and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

     The 1940 Act generally imposes a 300% "asset coverage" test for "senior securities representing indebtedness" and a 200% "asset coverage" test for "senior securities representing stock." The 1940 Act generally restricts distributions to shareholders while any senior security representing indebtedness is outstanding and restricts distributions to the shareholders while any senior security representing stock is outstanding, unless such coverage requirements are satisfied. Furthermore, the 1940 Act generally limits registered closed-end investment companies, such as the Fund, from issuing more than one class of senior securities representing indebtedness and more than one class of senior securities representing stock, subject to various exceptions.

DIVIDENDS AND DISTRIBUTIONS

     Although changes in the value of the Fund's portfolio securities after the purchase of such securities are reflected in the net asset value of the shares of the Fund, such changes will not affect the income the Fund receives from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investment. In any case, before being distributed to you, the Fund's dividends will be reduced by the amount of its expenses.

FOREIGN SECURITIES

     Investing in foreign securities involves considerations and possible risks not typically associated with investing in domestic securities. The value of foreign securities is affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in this country or abroad) and changed circumstances in dealing between nations. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, potential difficulties in enforcing contractual obligations and possible extended settlement periods.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to purchase or sell securities. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced in a period of one year. A higher turnover rate necessarily involves greater expenses to the Fund. The Fund will engage in portfolio trading if it believes that a transaction will help in achieving its investment objectives.

DISCOUNT FROM NET ASSET VALUE

     Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets owned by the Fund. The possibility that shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium to net asset value. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade at, below or above net asset value.

     If, at any time, shares of the Fund are trading at a substantial discount from net asset value, the Fund may take action to reduce or eliminate the discount from net asset value at which the shares are trading. Such actions could include, among other things, purchasing shares of the Fund in open market transactions or pursuant to a cash tender offer, or recommending to the holders of Fund shares that the Fund convert to an open-end investment company. Conversion to an open-end investment company would make the shares of the Fund redeemable upon demand by shareholders at prices based upon the then current net asset value. See "Conversion to Open-End Status."

YEAR 2000


     Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 (Y2K) Issue. Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Manager has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

                             MANAGEMENT OF THE FUND

MANAGER


     Scudder Kemper Investments, Inc. (the "Manager" or "Scudder Kemper"), the global investment management business of Zurich Financial Services, is one of the largest and most experienced investment counsel firms in the world, managing assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. Scudder Kemper offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. Zurich Financial Services Group is a financial services holding company incorporated in Switzerland and owned 57% by Zurich Allied AG and 43% by Allied Zurich p.l.c. The Manager has served as investment manager to the Fund since December 31, 1997, when the Manager replaced Zurich Kemper Investments, Inc. and its predecessors which had served as the Fund's investment manager since the inception of the Fund. As of December 31, 1998, the Manager had more than $281.2 billion in assets under management.



     Michael A. McNamara and Harry E. Resis, Jr. serve as Managing Directors and Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund's portfolio. Mr. McNamara, Co-Portfolio Manager for the Fund since August 1990, has been with what is now the Manager since 1972 and directs all fixed income research by the Manager. Mr. McNamara graduated with a B.S. in Business Administration from the University of Missouri and earned an MBA from Loyola University. Mr. Resis joined the Manager in 1988 and is a managing director. He received a B.A. in Finance from Michigan State University. Mr. Resis has been Co-Portfolio Manager of the Fund since December 1992.


INVESTMENT MANAGEMENT AGREEMENT


     The management agreement between the Fund and the Manager provides that the Manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if duly elected to such positions. Under the management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the Trustees other than those affiliated with the Manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.



     For the services and facilities furnished, the Fund pays an investment management fee, payable monthly, at the annual rate of 0.85% of the Fund's average weekly net assets up to $250 million, and 0.75% of such assets in excess of $250 million. For the fiscal year ended November 30, 1998, the Fund paid investment management fees of $1,876,000. Because the Manager's fees are based on the average weekly net assets of the Fund, the Manager will benefit from an increase in the Fund's assets resulting from the Offer. The precise amount of additional compensation to the Manager is not known at this time because it is not known how many shares will be subscribed for in the Offer and because the proceeds of the Offer will be invested in portfolio securities which will fluctuate in value over time. However, based on the estimated proceeds assuming all the Rights are exercised in full, the Manager would receive additional annual advisory fees of approximately $514,000 as a result of the increase in assets under management after the Offer. Two of the Fund's Trustees who approved the Offer are "interested persons", as defined by the 1940 Act, of the Manager and thus could indirectly benefit from the Offer because of their affiliations with the Manager.


     The management agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

     The management agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

FUND ACCOUNTING AGENT

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

                               PORTFOLIO TRADING

     The Manager also furnishes investment advice to other clients, including other clients of Zurich Financial Services. At times, investment decisions may be made to purchase or sell the same investment security for the Fund and for one or more of the other clients advised by the Manager. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives to the extent practicable the average price of such transactions.

     National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.

     The above mentioned factors may have a detrimental effect on the quantities or prices of securities and options or futures contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Trustees of the Fund believes that the benefits of the Manager's organization outweigh any limitations that may arise from simultaneous transactions.


     To the maximum extent feasible, the Manager places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer, and a subsidiary of the Manager. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, the Manager may consider sales of shares of the Fund and of other Scudder Kemper mutual funds. When it can be done consistently with the policy of obtaining the most favorable net results, the Manager may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to the Manager. The Manager is authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction, on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by the Manager.


                                NET ASSET VALUE

     The Fund determines the net asset value of its shares at least once a week as of the close of business on the last day on which the NYSE is open, and on such other days as may be required by the Dividend Reinvestment and Cash Purchase Plan (the "Plan") in connection with the payment of the dividends and distributions in shares of the Fund pursuant to such Plan. See "Dividends and
Distributions: Dividend

Reinvestment and Cash Purchase Plan." Net asset value per share is determined by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses), by the total number of shares outstanding. The net asset value per share will be made available for publication weekly. Currently, The Wall Street Journal and Barron's publish net asset values for closed-end investment companies each week.

     Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

     In certain cases, reliable market quotations may not be considered to be readily available for long term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of Fund shares even though there has not been any change in the values of such securities.

     If any securities held by the Fund are restricted as to resale, the Manager determines their fair value following procedures approved by the Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. Occasionally, events will affect the values of such securities, but the changes in value will not be reflected in the computation of the Fund's net asset value because the events occur between the times at which the values of the foreign securities are determined and the close of the NYSE. In these cases, an adjustment would be made. All investments and assets are expressed in U.S. dollars based upon current exchange rates.

     The Trustees annually review the appropriateness of the time of day at which the net asset value is computed.

     Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Because the market price of the Fund's shares will be determined by factors including trading volume of such shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, below or above net asset value.

               DIVIDENDS AND DISTRIBUTIONS: DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN


     The Fund distributes monthly to shareholders substantially all of its net investment income. Net short-term capital gains, if any, may be distributed monthly and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are distributed at least annually. See "Federal Taxation."


DIVIDEND INVESTMENT ACCOUNT


     The Fund's transfer agent and dividend disbursing agent or its delegate (the "Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Plan is an "opt-in" type of plan, i.e., shareholders must affirmatively elect to participate in the Plan to have their dividends reinvested. The Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on shares registered in the name of the Agent but credited to the participant's Account; and (c) voluntary cash contributions as described below. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."


INVESTMENT OF DISTRIBUTION FUNDS HELD IN EACH ACCOUNT

     If on the Record Date for a Distribution (the "Distribution Record Date"), shares are trading at a discount from net asset value per share (according to the evaluation most recently made on shares of the Fund), funds credited to a participant's Account will be used to purchase shares (each such purchase being a "Purchase"). Commencing five days prior to the Payment Date and ending at the close of business on the Payment Date, United Missouri Bank, n.a. ("UMB") will attempt to acquire shares in the open market. "Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs. In the event that UMB is unable to acquire sufficient shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB shares valued at net asset value per share (according to the most recent evaluation of shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, shares are trading at a premium over net asset value per share, the Fund will issue on the Payment Date shares valued at net asset value per share on the Record Date to the Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made as described in "Voluntary Cash Contributions" below will be invested in shares purchased in the open market.

VOLUNTARY CASH CONTRIBUTIONS

     A participant may from time to time make voluntary cash contributions to his Account by sending the Agent a check or money order, payable to the Agent, in a minimum amount of $100 with appropriate accompanying instructions. No more than $500 may be contributed per month. The Agent will inform UMB of the total funds available for the purchase of shares and UMB will use the funds to purchase additional shares for the participant's account on the earlier of: (a) when it next purchases shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

ADJUSTMENT OF PURCHASE PRICE

     The Fund will increase the price at which shares may be issued under the Plan to 95% of the fair market value of the shares on the Distribution Record Date if the net asset value per share of the shares on the

Distribution Record Date is less than 95% of the fair market value of the shares on the Distribution Record Date.

DETERMINATION OF PURCHASE PRICE

     The cost of shares and fractional shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per share, including brokerage commissions as described below, of the shares acquired by UMB in connection with that Purchase. As soon as practicable after the Agent has received or UMB has purchased shares, shareholders will receive a confirmation showing the average cost and number of shares acquired. The Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

BROKERAGE CHARGES

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

SERVICE CHARGES

     There are no service charges imposed by the Agent or UMB upon shareholders who participate in the Plan, other than the service charges specified above under "Voluntary Cash Contributions" or below under "Withdrawal from Plan." However, the Fund reserves the right to amend the Plan in the future to include a service charge.

TRANSFER OF SHARES HELD BY THE AGENT

     The Agent will maintain the participant's Account, hold the additional shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to the Agent. Upon request to the Agent, a certificate for any or all full shares in a participant's Account will be sent to the participant.

SHARES NOT HELD IN SHAREHOLDER'S NAME

     Beneficial owners of shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their shares are held to determine whether and how they may participate in the Plan.

AMENDMENTS

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before such Distribution Record Date.

WITHDRAWAL FROM PLAN

     Shareholders may withdraw from the Plan at any time by giving the Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners); otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Distribution Record Date. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with the "Amendments" paragraph, above, the participant will receive a certificate for full shares in the Account, plus a check for any fractional shares, based on market price; or if a Participant so desires, the Agent will notify UMB to sell his shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

TAX IMPLICATIONS


     Shareholders will receive tax information annually for their personal records and to help them prepare their Federal income tax returns. Shareholders who receive shares pursuant to the dividend reinvestment plan as described above will recognize taxable income in the amount of the fair market value of those shares.



ADDITIONAL INFORMATION



     Shareholders may obtain additional information about the Plan, including forms to elect to participate in the Plan by calling the Agent at 800-641-1048.


                                FEDERAL TAXATION


     The following information is meant as a general summary for shareholders who are United States citizens or residents within the meaning of the Code. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


     Although the Fund intends to operate so that it will not have to pay federal income or excise tax, if it does have to pay tax, this would adversely affect the investment performance of the Fund.

     The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive, regardless of whether they are paid in cash or are reinvested in shares of the Fund. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.


     The Fund will send you a tax report each year, before February 1st. The report will tell you which dividends and redemptions must be treated as taxable ordinary income, which, if any, are tax-exempt income, and which, if any, are short-term or long-term capital gain. If the Fund designates a dividend as a capital gain distribution, you will be required to pay for tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


     If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     You will generally have a capital gain or loss if you sell your Fund shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares, how much you sell them for, and how long you hold them.


     The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

GENERAL

     The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest, $.01 par value. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has one vote, with fractional shares voting proportionately. Shares are freely transferable, and holders thereof are entitled to dividends as declared by the Trustees. If the Fund were liquidated, shareholders would receive the net assets of the Fund. Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. If the Fund is converted to an open-end investment company or, if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund does not intend to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement obligation, or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

     The Fund has no present intention of offering additional shares, other than under this Offering and under the Plan. See "Dividends and Distributions:
Dividend Reinvestment and Cash Purchase Plan." Other offerings of Fund shares, if made, will require approval of the Trustees. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Fund's outstanding shares. In addition, the Fund expects that it would commence a continuous offering of its shares in the event it converted to an open-end investment company. See "Conversion to Open-End Status."

     The Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF SHARES

     Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund's Board of Trustees has determined that it would be in the interest of shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Trustees presently contemplate that the Fund could from time-to-time take action either to repurchase its shares in the open market or to tender for its own shares at net asset value. The Board of Trustees, in consultation with the Manager, reviews on a quarterly basis the possibility of open market repurchases and/or tender offers for Fund shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's shares trading at a price which is equal to or approximates their net asset value. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. See "Repurchase of Shares" in the SAI for further information.

CONVERSION TO OPEN-END STATUS

     Each year, if shares of the Fund have traded on the NYSE at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding the beginning of such year, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal to convert the Fund from a closed-end to an open-end investment company. Such a conversion would require the approval of the holders of a majority of the Fund's shares (which means the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of its outstanding shares are represented in person or by proxy). Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the availability of such action in light of circumstances then prevailing.

     The Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "Repurchase of Shares" above) would increase or decrease the discount from net asset value. To the extent that any such repurchase decreased the discount from net asset value to below 10% during the measurement period described above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of shareholders.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR


     The Fund's securities and cash are held under a custodian agreement by Investors Fiduciary Trust Company ("IFTC"), whose principal place of business is 127 West 10th Street, Kansas City, Missouri 64105. With respect to the Fund's investments in foreign securities, the custodian employs foreign subcustodians approved by the Board of Trustees in accordance with applicable regulations after consideration of, among other things, the qualifications of proposed foreign subcustodians and the legal constraints under which foreign subcustodians operate. IFTC also serves as transfer agent, registrar and dividend disbursing agent for the Fund's shares. Pursuant to a services agreement with IFTC, Kemper Service Company, an affiliate of the Manager, serves as Shareholder Service Agent for the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent.


                                 LEGAL MATTERS

     Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Dechert Price & Rhoads, Washington, DC, which is serving as special counsel to the Fund with respect to the Offer, will pass on the legality of the shares offered hereby. Certain legal matters will be passed on for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.

                            REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

                                  ACCOUNTANTS


     The data in the "Financial Highlights" section of this prospectus are based upon financial statements that have been audited by Ernst & Young LLP, independent public accountants, 233 South Wacker Drive, Chicago, Illinois 60606 as indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in auditing and accounting.


                              FURTHER INFORMATION

     This prospectus does not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
General Information.........................................    3
Additional Information About Investments and Investment
  Techniques................................................    3
Investment Restrictions.....................................    8
Management..................................................   10
Ownership of Fund Shares....................................   14
Portfolio Transactions......................................   14
Repurchase of Shares........................................   15
Taxation....................................................   17
Financial Statements........................................   21

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS

     Standard & Poor's describes classifications of bonds as follows:

     "AAA." Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     "AA." Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from AAA rated debt issues only by a small degree.

     "A." Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than AAA and AA rated debt issues.

     "BBB." Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt issues in higher rated categories.

     "BB," "B," "CCC," "CC" AND "C." Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     "C1." The rating "C1" is reserved for income bonds on which no interest is being paid.

     Moody's Investors Service, Inc. describes classifications of bonds as follows:

     "Aaa." Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa." Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     "A." Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa." Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba." Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B." Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa." Bonds which are rated "Caa" are of poor standing. Such issues may be in default or elements of danger with respect to principal or interest may be present.

     "Ca." Bonds which are rated "Ca" represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

     "C." Bonds which are rated "C" are the lowest rated class of bonds. Debt issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

------------------------------------------------------
------------------------------------------------------

    NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THIS OFFER. IF OTHER INFORMATION IS GIVEN OR OTHER REPRESENTATIONS ARE MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON SINCE NEITHER WAS AUTHORIZED BY THE FUND, THE MANAGER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE FUND'S SHARES, AS DESCRIBED IN THIS PROSPECTUS. THIS PROSPECTUS ALSO DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE FUND'S SHARES, AS DESCRIBED IN THIS PROSPECTUS, BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS ILLEGAL TO MAKE SUCH OFFER OR SOLICITATION. THE INFORMATION IN THIS PROSPECTUS MAY NO LONGER BE CORRECT AFTER THE DATE ON THE PROSPECTUS. HOWEVER, IF ANY MATERIAL CHANGE OCCURS DURING THE PERIOD IN WHICH THIS PROSPECTUS IS LEGALLY REQUIRED TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                            ------------------------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Prospectus Summary....................      2
Fee Table.............................      6
Financial Highlights..................      8
Capitalization at February 28, 1999...      9
Information Regarding Senior
  Securities..........................      9
Trading and Net Asset Value
  Information.........................     10
The Fund..............................     11
The Offer.............................     11
Use of Proceeds.......................     21
Investment Objectives and Policies....     22
Other Investment Practices............     30
Risk Factors and Special
  Considerations......................     34
Management of the Fund................     37
Portfolio Trading.....................     38
Net Asset Value.......................     38
Dividends and Distributions: Dividend
  Reinvestment and Cash Purchase
  Plan................................     40
Federal Taxation......................     42
Description of Shares of Beneficial
  Interest............................     43
Custodian, Transfer Agent, Dividend
  Disbursing Agent and Registrar......     44
Legal Matters.........................     44
Reports to Shareholders...............     44
Accountants...........................     45
Further Information...................     45
Table of Contents of Statement of
  Additional Information..............     45
Appendix A: Ratings of Corporate
  Obligations.........................    A-1


------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------

                                   8,003,074

                         SHARES OF BENEFICIAL INTEREST

                            KEMPER HIGH INCOME TRUST
                           ISSUABLE UPON EXERCISE OF
                             TRANSFERABLE RIGHTS TO
                               SUBSCRIBE FOR SUCH
                         SHARES OF BENEFICIAL INTEREST
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                                 DEALER MANAGER

                            PAINEWEBBER INCORPORATED

                                 MARCH 22, 1999

------------------------------------------------------
------------------------------------------------------

[KEMPER FUND LOGO]


                            KEMPER HIGH INCOME TRUST


                      STATEMENT OF ADDITIONAL INFORMATION


                                MARCH 22, 1999.



     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated March 22, 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-537-6006. This Statement of Additional Information incorporates by reference the entire Prospectus.



     The Prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission, Washington, D.C., which includes additional information regarding the Fund and the Offer. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    3
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT
  TECHNIQUES................................................    3
INVESTMENT RESTRICTIONS.....................................    8
MANAGEMENT..................................................   10
OWNERSHIP OF FUND SHARES....................................   14
PORTFOLIO TRANSACTIONS......................................   14
REPURCHASE OF SHARES........................................   15
TAXATION....................................................   17
FINANCIAL STATEMENTS........................................   21

                              GENERAL INFORMATION


     Kemper High Income Trust (the "Fund") is a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment manager is Scudder Kemper Investments, Inc. (the "Manager"). The Fund's primary investment objective is to seek the highest current income obtainable consistent with reasonable risk as determined by the Manager. As a secondary objective, the Fund seeks capital gains where consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in a broad range of income-producing securities.


                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                           AND INVESTMENT TECHNIQUES


     Some of the different types of securities in which the Fund may invest, subject to its investment objectives, policies and restrictions, are described in the Prospectus, under "INVESTMENT OBJECTIVES AND POLICIES" and "OTHER INVESTMENT PRACTICES." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.


LENDING OF PORTFOLIO SECURITIES

     The Fund may seek to increase its income by lending portfolio securities under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of securities and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or in anticipation of the giving or withholding of their consent on a material matter affecting the securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justify the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES

     Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that in normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until it is notified of the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in short term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer term securities.

     These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "forward delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such investment companies must either segregate cash or liquid portfolio securities in the amount of their obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or asset coverage requirements. There is no limitation as to the percentage of the Fund's assets which may be invested in such transactions.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a security at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. In evaluating whether to enter into a repurchase agreement, the Manager will carefully consider the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon.

OPTIONS AND FUTURES

     General. The Fund may engage in futures and options transactions in accordance with its investment objectives and policies. The Fund intends to engage in such transactions if it appears advantageous to the Manager to do so in order to pursue its investment objectives, to hedge against the effects of market conditions and to stabilize the value of its assets. The use of futures and options, possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

     Financial Futures Contracts. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

     Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security or foreign currency. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risks. If the Manager's judgment about the general direction of securities markets or exchange rates is wrong, the Fund's overall performance may be poorer than if the Fund had not entered into such contracts.

     There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or foreign currencies rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends by the Manager may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

     Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.


     Options on Securities. The Fund may write (sell) covered call options so long as it owns securities which are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in the security's price below the exercise price, less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Fund would like to establish a position in a security upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.


     Over-the-Counter-Options. As previously indicated in the Prospectus (see "Other Investment Practices -- Securities Options Transactions"), the Fund may deal in OTC options. The Fund understands the position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and the Manager disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectus, the Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

     As part of these procedures the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Board of Trustees of the Fund. The Fund and its Manager believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund.


     Options on Securities Indices. The Fund also may purchase and write call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.


     When the Fund writes an option on a securities index, it will be required to deposit with its Custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or equivalents equal in value to such excess.

     Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Fund does not intend to enter into such forward contracts if the Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. The Fund also does not enter such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to delivery an amount of foreign currency in excess of the value of the Fund's portfolio securities of other assets denominated in that currency. The Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund's Custodian segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities is added so that the segregated amount is less than the amount of the Fund's commitments with respect to such contracts. The Fund generally does not enter into a forward contract with Term longer than one year.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates.

     Foreign Currency Futures Transactions. As part of its financial futures transactions (see "Financial Futures and Options Transactions"), the Fund may use futures contracts of foreign currencies and options on such. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives through forward foreign currency exchange contracts more effectively and perhaps at a lower cost.

     Unlike forward contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchange. It is anticipated that such contracts may provide greater liquidity and lower cost than forward currency exchange contracts.


     Regulatory Restrictions. To the extent required to comply with SEC Release No. 10666, when purchasing a futures contracts or writing a put option, the Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.


     The Fund will typically enter into a futures contract or related option only if it constitutes a bona fide hedging position under applicable regulations. Otherwise the Fund will limit its investments in futures contracts and related options so that, immediately after such investment, the sum of the amount of its initial margin deposits on open futures contracts and its premiums on open options contracts will not exceed 5% of the Fund's total assets at current value.


     Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Net Assets as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.



     In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

                            INVESTMENT RESTRICTIONS


     The Fund's investment objective and the following investment restrictions are fundamental policies of the Fund and accordingly may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of beneficial interest (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of beneficial interest if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class or classes of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of beneficial interest and of the preferred shares, voting together as a class, and the approval of a majority of the outstanding shares of preferred shares, voting separately by class. All other investment policies and practices described in this Prospectus are not fundamental and may be changed without shareholder approval. The Fund may not:

          1. Borrow money, except to the extent permitted by applicable law;

          2. Purchase any security or evidence of interest therein on margin except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options described in the Prospectus or this SAI;

          3. Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

          4. Purchase or sell real estate (except that the Fund may invest in securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (except for hedging transactions and except for investments in the securities of the issuers which invest in or sponsor such programs) in the ordinary course of business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

          5. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply with respect to investments in U.S. Government securities;

          6. Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

          7. Except for the borrowing provided in Paragraph 1, issue any "senior security" as that term is defined in the 1940 Act (for the purpose of this restriction, collateral arrangements with respect to options, future contracts and options on future contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

          8. Make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objectives, policies and restrictions;


          9. Except for options transactions, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net asset's (taken at market value) is held as collateral for such sales at any one time; and


          10. Invest in securities of any other investment company, if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

                                   MANAGEMENT

INVESTMENT MANAGER


     Scudder Kemper Investments, Inc. (the "Manager" or "Scudder Kemper"), the global investment management business of Zurich Financial Services Group, is one of the largest and most experienced investment management organization in the world, managing assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. Scudder Kemper offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.


     Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with the products and solutions in the area of financial protection and asset accumulation. The Group has four core businesses: non-life and life insurance, reinsurance and asset management.


     The Investment Management Agreement between the Fund and the Manager provides that the Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company, including, but not limited to, preparing reports to and meeting materials for the Fund's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation of filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board.


     Under the Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of those Trustees who are not "interested persons" of the Fund (as defined in the 1940
Act); the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

     The Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Manager and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Manager ("Non-Interested Trustees") Under the Investment Management Agreement, the Manager also pays the Fund's share of payroll taxes. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Manager, was paid or became payable by the Fund to any of its officers or Trustees who were affiliated with the Manager.


     In return for the services provided by the Manager as investment manager and the expenses it assumes under the Investment Management Agreement, the Fund pays the Manager a management fee which is payable monthly at an annual rate of 0.85% of the Fund's average weekly net assets up to $250 million, and 0.75% of such assets in excess of $250 million.


     The Investment Management Agreement further provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Manager, will be allocated by the Manager in an equitable manner. Lastly, the Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     The Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. The Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Manager or any of its officers or directors has taken any action resulting in a breach of the Manager's covenants under the Investment Management Agreement. As stated above, the Investment Management Agreement automatically terminates in the event of its assignment.


     For the fiscal years ended November 30, 1998, 1997 and 1996, the Manager or its predecessor was paid investment management fees of $1,876,000, $1,862,000 and $1,756,000, respectively.


FUND ACCOUNTING AGENT


     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto. Currently,

SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Fund and their principal occupations during the last five years are set forth below.


                                                               PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE         POSITION WITH THE FUND                THE PAST FIVE YEARS
---------------------        ------------------------    -----------------------------------------
James E. Akins               Trustee                     Consultant on International, Political
2904 Garfield Terrace, N.W.                              and Economic Affairs; formerly a career
Washington, DC 20008                                     United States Foreign Service Officer,
Age: 73                                                  Energy Advisor for the White House, and
                                                         United States Ambassador to Saudi Arabia.
Arthur R. Gottschalk         Trustee                     Retired; formerly, President, Illinois
10642 Brookridge Drive                                   Manufacturers Association; Trustee,
Frankfort, IL                                            Illinois Masonic Medical Center;
Age: 74                                                  formerly, Illinois State Senator;
                                                         formerly, Vice President, The Reuben H.
                                                         Donnelly Corporation.
Frederick T. Kelsey          Trustee                     Retired; formerly, consultant to Goldman,
4010 Arbor Lane                                          Sachs & Co; formerly, President,
Unit 102                                                 Treasurer and Trustee of Liquid Assets
Northfield, IL 60093                                     and its affiliated mutual funds; Trustee
Age: 71                                                  of the Northern Institutional Funds;
                                                         formerly Trustee of the Pilot Funds.


*Daniel Pierce               Trustee Chairman of the     Chairman of the Board and Managing
Two International Place      Board                       Director Scudder Kemper Investments;
Boston, MA 02110                                         Director, Fiduciary Trust Company;
Age: 65                                                  Director, Fiduciary Company Incorporated.


*Thomas W. Littauer          Trustee Vice President      Managing Director, Scudder Kemper
Two International Place                                  Investments, Inc.; formerly, Head of
Boston, MA 02110                                         Broker Dealer Division of an unaffiliated
Age: 43                                                  investment management firm during 1997;
                                                         prior thereto, President of Client
                                                         Management Services of an unaffiliated
                                                         investment management firm from 1991 to
                                                         1996.
Fred B. Renwick              Trustee                     Professor of Finance, New York
3 Hanover Square                                         University, Stern School of Business;
Suite 20H                                                Director, the Wartburg Home Foundation;
New York, NY 10004                                       Chairman, Investment Committee of
Age: 69                                                  Morehouse College Board of Trustees;
                                                         Director, American Bible Society
                                                         Investment Committee; formerly, member of
                                                         the Investment Committee of Atlanta
                                                         University Board of Trustees; formerly,
                                                         Director of Board of Pensions Evangelical
                                                         Lutheran Church of America.


**John B. Tingleff           Trustee                     Retired; formerly, President, Tingleff &
2015 South Lake Shore Drive                              Associates (management consulting firm);
Harbor Springs, MI                                       formerly, Senior Vice President,
Age: 64                                                  Continental Illinois National Bank &
                                                         Trust Company.

                                                               PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE         POSITION WITH THE FUND                THE PAST FIVE YEARS
---------------------        ------------------------    -----------------------------------------
John G. Weithers             Trustee                     Retired; formerly, Chairman of the Board
311 Springlake                                           and Chief Executive Officer, Chicago
Hinsdale, IL 60521                                       Stock Exchange; Director, Federal Life
Age: 67                                                  Insurance Company; President of the
                                                         Members of the Corporation and Trustee,
                                                         DePaul University.
Mark S. Casady               President                   Managing Director, Scudder Kemper
Two International Place                                  Investments, Inc.
Boston, MA 02110
Age:38
Philip J. Collora            Vice President,             Senior Vice President, Scudder Kemper
222 South Riverside Plaza    Secretary and Treasurer     Investments, Inc.
Chicago, IL 60606
Age: 53
John R. Hebble               Treasurer                   Senior Vice President, Scudder Kemper
222 South Riverside Plaza                                Investments, Inc.
Chicago, IL 60606
Age: 40
Ann M. McCreary              Vice President              Senior Vice President, Scudder Kemper
345 Park Avenue                                          Investments, Inc.
New York, NY 10154
Age: 42
Michael A. McNamara          Vice President              Managing Director, Scudder Kemper
222 South Riverside Plaza                                Investments, Inc.
Chicago, IL 60606
Age: 54
Robert C. Peck               Vice President              Managing Director, Scudder Kemper
222 South Riverside Plaza                                Investments, Inc.; formerly, Executive
Chicago, IL 60606                                        Vice President and Chief Investment
Age: 52                                                  Officer with an unaffiliated investment
                                                         management firm from 1988 to June 1997.


---------------
 * Messrs. Pierce and Littauer are "interested persons" of the Fund (as that term is defined in the 1940 Act).


** Mr. Tingleff died on March 18, 1999. He had participated in all meetings of the Trustees held prior to that date relating to the Offering. The Nominating Committee of the Board of Trustees is expected to consider a successor to Mr. Tingleff at its meeting to be held on March 31, 1999.



     The Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff, and Weithers. The Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs other tasks as the Board assigns.


COMPENSATION OF TRUSTEES


     The Trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's fiscal year ended November 30, 1998, except that the information regarding the total compensation from the Fund and Fund complex in the last column is for the calendar year 1998.

                                                                              TOTAL COMPENSATION
                                                               AGGREGATE        FROM FUND AND
                                                              COMPENSATION     FUND COMPLEX(2)
NAME                                                           FROM FUND       PAID TO TRUSTEES
----                                                          ------------    ------------------
James E. Akins..............................................      3,100            $140,800
Arthur R. Gottschalk(1).....................................      3,200            $146,300
Frederick T. Kelsey.........................................      3,100            $141,300
Fred B. Renwick.............................................      3,100            $141,300
John B. Tingleff............................................      3,200            $146,300
John G. Weithers............................................      3,200            $146,300


---------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts accrued interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund are $15,000 for Mr. Gottschalk.



(2) Includes compensation for service on the Boards of 15 Kemper Funds with 52 fund portfolios. Each trustee currently serves as trustee of 15 Kemper Funds with 52 funds portfolios.


                            OWNERSHIP OF FUND SHARES


     As of March 16, 1999, the Trustees and Officers of the Fund as a Group owned less than 1% of the outstanding shares of the Fund.



     As of March 16, 1999, the following persons owned of record, more than 5% of the outstanding shares of the Fund:



                                                        NUMBER OF
                   NAME AND ADDRESS                      SHARES      PERCENTAGE OF OUTSTANDING SHARES
                   ----------------                     ---------    --------------------------------
Bank of New York......................................  1,926,551                  8.03%
  One Wall Street
  Sixth Floor
  New York, New York 10208
PaineWebber Incorporated..............................  1,433,035                  5.98%
  1000 Harbor Boulevard
  Lincoln Harbor
  Sixth Floor
  Weehawken, New Jersey 07087
Tritech Services......................................  1,395,817                  5.82%
  Four Corporate Place
  Corporate Park 287
  Piscataway, New Jersey 08855
Charles Schwab and Co. ...............................  1,315,450                  5.49%
  101 Montgomery Street
  Ninth Floor
  S.S-333-135H9
  San Francisco, California 94105



                             PORTFOLIO TRANSACTIONS


     At times investment decisions may be made to purchase or sell the same investment security for the Fund and for one or more of the other clients advised by the Manager. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives to the extent practicable the average price of such transactions.

     National securities exchanges have established limitations governing the maximum number of options in each class, which may be written by a single investor, or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.

     The above mentioned factors may have a detrimental effect on the quantities or prices of securities and options or futures contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Trustees of the Fund believes that the benefits of the Manager's organization outweigh any limitations that may arise from simultaneous transactions.


     The Manager, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms, banks and other securities dealers giving consideration to the quality, quantity and nature of each firm's professional services which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager. Any research benefits derived are available for all clients including those of affiliated companies. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction the Manager may give consideration to those firms which have sold or are selling shares of the Scudder Kemper mutual funds. When it can be done consistently with the policy of obtaining the most favorable net results, the Manager may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to the Manager. The Manager is authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction, on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by the Manager.


     The Fund paid no brokerage commissions during the fiscal years ended November 30, 1998, 1997, and 1996, as all portfolio transactions during this period were effected on a principal basis.

PORTFOLIO TURNOVER


     Generally, the Fund will not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The annual rate of the Fund's total portfolio turnover for the years ended November 30, 1998, 1997 and 1996, was 83%, 79% and 74%, respectively.


                              REPURCHASE OF SHARES


     Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund's Board of Trustees has determined that it would be in the interest of shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Trustees presently contemplate that the Fund could from time to time take action either to repurchase its shares in the open market or to tender for its own shares at net asset value. The Board of Trustees, in consultation with the Manager, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for Fund shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's shares trading at a price which is equal to or approximates their net asset value. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters.

     Subject to the Fund's investment policies and restrictions with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. See "Investment Objectives and Policies" in the Fund's Prospectus and "Investment Restrictions" herein. Interest on any such borrowings will reduce the Fund's net investment income.

     There can be no assurance that repurchases and/or tenders will result in the Fund's shares trading at a price that approximates or is equal to their net asset value. The Fund anticipates that the market price of its shares will from time to time vary from net asset value. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Manager, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer.

     Although the Board of Trustees believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives and policies and the Fund's portfolio, the Manager does not anticipate that repurchases and tenders should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate share repurchases and tenders.


     Even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of nontendering shareholders; or (3) there is, in the Board of Trustees' judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded; (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.


     Any tender offer made by the Fund will be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the shares and will establish procedures which will be specified in the tender offer documents, to enable shareholders to ascertain readily such net asset value. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each offering document will also disclose the federal income tax consequences of the Fund's repurchase of shares pursuant to the tender offer. When a tender offer is authorized to be made by the Fund's Trustees, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will not specify a record date for the tender offer which will not permit a shareholder of record on the effective date of the tender offer to tender his shares. The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a reasonable service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the SEC that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects the costs to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital.


     Tendered shares that have been accepted and purchased by the Fund will be held in treasury and may be retired by the Trustees. Treasury shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If treasury shares are retired, shares issued and outstanding and capital in excess of par value will be reduced.

     If the Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 988" items, the Fund's distributable net investment income could be positively or adversely affected. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.

                                    TAXATION


     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


TAX STATUS OF THE FUND

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).


     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year. The Fund intends to distribute substantially all of such income. To the extent the Fund retains its net capital gain for investment rather than distributing such amount to its shareholders, it will be subject to a federal income tax at a maximum effective rate of 35% on the amount retained.



     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.



     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends received deduction, subject to certain requirements) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long term capital gains. If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year, less an interest charge on 50% of such earnings and profits, before it can again qualify as a regulated investment company.


DISTRIBUTIONS


     Distributions of investment company taxable income are taxable to a shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.



     Distributions of net capital gain properly designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.


     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

FOREIGN TAXES

     The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.


     Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.


     The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS


     Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.


     If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING


     The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions, and redemption proceeds paid to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


OTHER TAXATION

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

FUND INVESTMENTS

     Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain

(but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


     Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.



     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may make an election to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Amounts included pursuant to the election would most likely have to be distributed in order to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election. Alternatively, the Fund could elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. By making the election to market its PFIC shares, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

                              FINANCIAL STATEMENTS

INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP are the Fund's independent accounts providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606. The financial statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.

INCORPORATION BY REFERENCE

     The Fund's Annual Report for the fiscal year ended November 30, 1998 (the "Report"), which either accompanies this Statement of Additional Information or has previously been provided to the person to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of its Report upon request to Kemper High Income Trust, 222 South Riverside Plaza, Chicago, Illinois 60606 or call 1-800-537-6006.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1. Financial Statements

       Contained in Part A:

        (a)  Financial Highlights

       Incorporated in Part B by reference to Registrant's November 30, 1998 Annual Report:

        (a)  Portfolio of Investments as of November 30, 1998

        (b)  Statement of Assets and Liabilities as of November 30, 1998

        (c)  Statement of Operations for the year ended November 30, 1998

        (d) Statements of Changes in Net Assets for the year ended November 30, 1998

        (e)  Statement of Cash Flows for the year ended November 30, 1998

        (f)  Notes to Financial Statements


        (g)  Report of Independent Accountants dated January 19, 1999


     2. Exhibits


        (a) Amended and Restated Agreement and Declaration of Trust of the Registrant



        (b)  By-Laws of the Registrant


        (c)  Not Applicable


        (d) (1) Specimen Certificate for Shares of Beneficial Interest of the Registrant



        (d) (2) Form of Subscription Certificate



        (d) (3) Form of Notice of Guaranteed Delivery



        (d) (4) Form of Beneficial Owner Listing Certification



        (e)  Dividend Reinvestment and Cash Purchase Plan of the Registrant


        (f)  Not Applicable


        (g) Investment Management Agreement between the Registrant and Scudder Kemper Investments, Inc.



        (h) Form of Dealer Manager Agreement between the Registrant and PaineWebber Incorporated


        (i)  Not Applicable


        (j) Custody Agreement between the Registrant and Investors Fiduciary Trust Company



        (k) (1)Form of Agency Agreement between the Registrant and Investors Fiduciary Trust Company



        (k) (2) Form of Subscription Agent Agreement between the Registrant and Boston Equiserv



        (k) (3) Form of Information Agent Agreement between the Registrant and Shareholder Communication Corporation



        (k) (4) Form of Credit Agreement between the Registrant and Bank of America Illinois



        (l)  Opinion and Consent of Dechert Price & Rhoads

        (m)  Not Applicable


        (n)  Consent of Ernst & Young LLP


        (o)  Not Applicable


        (p)  Not Applicable


        (q)  Not Applicable


        (r)  Financial Data Schedule



        (s) Powers of Attorney



ITEM 25.  MARKETING AGREEMENTS


     See Form of Dealer Manager Agreement to be filed as Exhibit (h) to this Registration Statement.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION



Registration Fees...........................................  $ 22,000
Printing and Engraving Expenses.............................   125,000
Legal Fees and Expenses.....................................   180,000
New York Stock Exchange Listing Fees........................    30,000
National Association of Securities Dealers, Inc. Fees.......     8,000
Accounting Fees and Expenses................................    15,000
Subscription Agent Fees and Expenses........................    45,000
Information Agent's Fees and Expenses.......................    50,000
Miscellaneous Expenses......................................    25,000
                                                              --------
          Total.............................................  $500,000



ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL


     Not Applicable.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                         NUMBER OF RECORD HOLDERS
TITLE OF CLASS                                           AS OF FEBRUARY 10, 1999
--------------                                           ------------------------
Shares of Beneficial Interest..........................           4,434

ITEM 29.  INDEMNIFICATION

     Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a) hereto, which is incorporated by reference herein) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the business of Scudder Kemper Investments, Inc. is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

     The information as to the Directors and officers of Scudder Kemper Investments, Inc. set forth in Scudder Kemper Investment's Form ADV filed with the Securities and Exchange Commission (File No. 801-252), as amended through the date hereof, is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts and Records of the Fund are maintained at (i) the Fund's office at 222 South Riverside Plaza, Chicago, Illinois 60606, (ii) the offices of Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York, 10154-0010, and
(iii) the offices of Scudder Kemper Investments, Inc. at 2 International Place, Boston, Massachusetts 02110-4103.

     In addition, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, maintains all the required records in its capacity as transfer, dividend paying and shareholder service agent of the Registrant.

ITEM 32.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 33.  UNDERTAKINGS

     1. The Registrant undertakes to suspend the Offer until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

     2. Not Applicable.

     3. Not Applicable.

     4. Not Applicable.

     5. The Registrant undertakes:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C. on this 19th day of March, 1999.


                                          KEMPER HIGH INCOME TRUST

                                          By:                  *
                                            ------------------------------------
                                            Mark S. Casady
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



                    *                       President             March 19, 1999
------------------------------------------
              Mark S. Casady

                    *                       Chairman and Trustee  March 19, 1999
------------------------------------------
              Daniel Pierce

                    *                       Trustee               March 19, 1999
------------------------------------------
              James E. Akins

                    *                       Trustee               March 19, 1999
------------------------------------------
           Arthur R. Gottschalk

                    *                       Trustee               March 19, 1999
------------------------------------------
           Frederick T. Kelsey

                    *                       Trustee               March 19, 1999
------------------------------------------
             Fred B. Renwick

                                            Trustee               March 19, 1999
------------------------------------------
             John B. Tingleff

                    *                       Trustee               March 19, 1999
------------------------------------------
            Thomas W. Littauer

                    *                       Trustee               March 19, 1999
------------------------------------------
             John G. Weithers

                    *                       Treasurer             March 19, 1999
------------------------------------------
              John R. Hebble

       *By /s/ WILLIAM J. KOTAPISH
------------------------------------------
           William J. Kotapish
           as attorney-in-fact